UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.     )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

OLIN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

Reg. Section 240.14a-101.

SEC 1913 (3-99)

501 MERRITT 7, NORWALK, CONNECTICUT 06856-4500

March 21, 2003

Dear Olin Shareholder:

We cordially invite you to attend our 2003 annual meeting of shareholders.

This booklet includes the notice and proxy statement, which describes the business we will conduct at the meeting and provides information about Olin that you should consider when you vote your shares. We have not planned a communications segment or any multimedia presentations for the 2003 annual meeting.

Whether or not you plan to attend, it is important that your shares are represented and voted at the annual meeting. If you do not plan to attend the annual meeting, you may vote your shares on the Internet, by telephone or by completing and returning the proxy card in the enclosed envelope. If you plan to attend the annual meeting, please bring the lower half of your proxy card to use as your admission ticket for the meeting.

At last year’s annual meeting more than 92% of our shares were represented in person or by proxy. We hope for the same high level of representation at this year’s meeting and we urge you to vote as soon as possible.

Sincerely,

Donald W. Griffin

Chairman of the Board

YOUR VOTE IS IMPORTANT

We urge you to promptly vote your shares on the

Internet, by telephone or by completing, signing, dating

and returning your proxy card in the enclosed envelope.

OLIN CORPORATION

Notice of Annual Meeting of Shareholders

Time:	8:30 a.m. (Eastern Daylight time)

Date:	Thursday, April 24, 2003

Place:	The Conference Center 201 Merritt 7 Norwalk, Connecticut 06880

Purpose:	To consider and act upon the following:

(1)	The election of two Directors to serve for three-year terms expiring in 2006, and one Director to serve until 2004.

(2)	Approval of the Olin Corporation 2003 Long Term Incentive Plan.

(3)	Approval of the Amended and Restated 1997 Stock Plan for Non-employee Directors.

(4)	Ratification of the appointment of independent auditors for 2003.

(5)	Shareholder proposal if presented at the meeting.

(6)	Such other business that is properly presented at the

meeting.

Who May Vote:	You may vote if you were the record owner of Olin common stock at the close of business on February 28, 2003.

By Order of the Board of Directors:

George H. Pain

Secretary

Norwalk, Connecticut

March 21, 2003

OLIN CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be Held April 24, 2003

GENERAL QUESTIONS

Why did I receive this proxy statement?

You received this proxy statement because you owned shares of Olin common stock, which we refer to as common stock, unless noted otherwise, at the close of business on February 28, 2003. Olin’s Board of Directors is asking you to vote at the 2003 annual meeting for each of the Director nominees identified in Item 1, for Items 2, 3, and 4 and against Item 5 listed in the notice of the annual meeting of shareholders. This proxy statement describes the matters on which we would like you to vote and provides information so that you can make an informed decision.

When was this proxy material mailed to shareholders?

We began to mail the proxy statement and form of proxy to shareholders on or about March 21, 2003.

What if I have questions?

If you have questions, please write them down and send them to the Secretary at Olin’s principal executive office at 501 Merritt 7, PO Box 4500, Norwalk, CT 06856-4500.

What will I be voting on?

You will be voting on:

(1)	the election of three Directors,

(2)	the approval of the Olin Corporation 2003 Long Term Incentive Plan,

(3)	the approval of the Amended and Restated 1997 Stock Plan for Non-employee Directors,

(4)	the ratification of KPMG LLP as Olin’s independent auditors for 2003,

(5)	a shareholder proposal if presented at the meeting, and

(6)	any other business if properly presented at the annual meeting.

Could other matters be voted on at the annual meeting?

As of March 21, 2003, the election of three Directors, the approval of the Olin Corporation 2003 Long Term Incentive Plan, the approval of the Amended and Restated 1997 Stock Plan for Non-employee Directors, the ratification of KPMG LLP as Olin’s independent auditors for 2003 and a shareholder proposal are the only matters being presented for consideration. We know of no other matters to be considered at the annual meeting. If any other matters are properly presented for action, the persons named in the accompanying form of proxy will vote the proxy in accordance with their best judgment and opinion as to what is in the best interests of Olin.

How does the Board recommend I vote on the proposals?

The Board recommends a vote for each of the Director nominees identified in Item 1 and for Items 2, 3, and 4 and a vote against Item 5.

VOTING

Who can vote?

All shareholders of record at the close of business on February 28, 2003 are entitled to vote at the annual meeting.

How many votes can be cast by all shareholders?

At the close of business on February 28, 2003, the record date for voting, we had outstanding 57,789,087 shares of Olin common stock, par value $1 per share. Each shareholder on the record date may cast one vote for each full share owned.

How do I vote?

You may vote either in person at the annual meeting or by proxy. To vote by proxy, you must select one of the following options:

•	Complete the enclosed proxy card:

•	Complete all of the required information on the proxy card.
•	Date and sign the proxy card.
•	Return the proxy card in the enclosed postage-paid envelope. We must receive the proxy card not later than the day before the annual meeting for your proxy to be valid and for your vote to count.
•	If you are not the shareholder of record and hold shares through a custodian, broker or other agent, such agent may have special voting instructions that you should follow.

•	Vote by telephone (telephone voting instructions are printed on the proxy card):

•	Call the toll-free voting telephone number: 1-800-435-6710.
•	Enter your voter control number located at the bottom of your proxy card.
•	Follow and comply with the recorded instructions before the indicated deadline on April 23, 2003.
•	If you are not the shareholder of record and hold shares through a custodian, broker or other agent, such agent may have special voting instructions that you should follow.

•	Vote on the Internet (Internet voting instructions are printed on the proxy card):

•	Access http://www.eproxy.com/oln
•	Follow the instructions provided on the site and log on using your voter control number located at the bottom of your proxy card.
•	Submit the electronic proxy before the indicated deadline on April 23, 2003.
•	If you are not the shareholder of record but hold shares through a custodian, broker or other agent, such agent may have special voting instructions that you should follow.

Telephone and Internet voting ends at 11:00 p.m., Eastern Daylight time, on April 23, 2003. If you vote in a timely manner by the Internet or telephone, you do not have to return your proxy card for your vote to count. Please be aware that if you vote on the Internet, you may incur costs such as normal telephone and Internet access charges for which you will be responsible.

The Internet and telephone voting procedures use a control number. Your control number appears on the bottom of the enclosed proxy card. The control number also lets you log on to change your vote or to confirm that your vote has been properly recorded.

If you want to vote in person at the annual meeting, and you own your Olin shares through a custodian, broker or other agent, you must obtain a proxy from that party in their capacity as owner of record for your shares and bring the proxy to the annual meeting.

How are votes counted?

If you specifically mark your proxy card (or vote by telephone or Internet) and indicate how you want your vote to be cast regarding any matter, your directions will be followed. If you submit your proxy card but do not specifically mark it with your instructions as to how you want to vote, your proxy will be voted for the election of the Directors and in favor of Items 2, 3 and 4 listed in the proxy. If you do not indicate how you wish to vote for Item 5, it will not be counted either in favor of or against the proposal.

If you submit a proxy card marked “abstain” or “withhold” on any item, your shares will not be voted on the item so marked and your vote will not be included in determining the number of votes cast for that matter.

Can I change my vote?

Yes. Even if you submit a proxy card with your voting instructions, you may revoke or change it in person at the meeting any time before it is exercised or in a timely manner before the expiration of the voting deadlines by:

•	submitting another written proxy with a later date,

•	casting a new vote on the Internet or by telephone,

•	sending a written notice of the change in your voting instructions to the Secretary if received before the annual meeting, or

•	revoking the grant of a previously submitted proxy and voting in person at the annual meeting.

When are the votes due?

Shares represented by proxies on the enclosed proxy card will be counted in the vote at the annual meeting if we receive your proxy card by April 23, 2003. Proxies submitted by the Internet or by telephone will be counted in the vote only if they are received by 11:00 p.m., Eastern Daylight time on April 23, 2003.

How do I vote my shares held in the Olin Contributing Employee Ownership Plan or the Arch Chemicals, Inc. Contributing Employee Ownership Plan?

On February 28, 2003, 7,621,128 shares were held in the Olin common stock fund of the Olin Corporation Contributing Employee Ownership Plan and 773,610 shares were held in the Olin common stock fund of the Arch Chemicals, Inc. Contributing Employee Ownership Plan. We sometimes refer to one or both of these plans as the CEOP. JPMorgan Chase Bank, as the Trustee of the CEOP, holds all of those shares. If you are a participant in the CEOP, you may instruct JPMorgan Chase Bank how to vote shares of common stock credited to you by indicating your instructions on your proxy card and returning it to us or by voting on the Internet or telephone. JPMorgan Chase Bank will vote shares of common stock held in the CEOP for which it does not receive voting instructions, or which are not credited to participants’ accounts, in the same manner proportionately as it votes the shares of common stock for which they do receive instructions.

How do I vote my shares held in the Automatic Dividend Reinvestment Plan?

Mellon Investor Services LLC is our registrar and transfer agent and administers the Automatic Dividend Reinvestment Plan. If you participate in our Automatic Dividend Reinvestment Plan, Mellon will vote any shares of common stock that it holds for you in accordance with your instructions indicated on the proxy card you return or the vote you make by Internet or telephone. If you do not submit a proxy card for your shares of record or vote by Internet or telephone, Mellon Investor Services LLC will not vote your dividend reinvestment shares.

MISCELLANEOUS

Who pays for this proxy solicitation?

Olin will pay the entire expense of this proxy solicitation.

Who solicits the proxies and what is the cost of this proxy solicitation?

We have hired Georgeson Shareholder Communications Inc., a proxy solicitation firm, to assist us with the distribution of proxy materials and vote solicitation. We will pay Georgeson approximately $11,500 for its services and will reimburse Georgeson for payments made to brokers and other nominees for their expenses in forwarding proxy solicitation materials.

How will the proxies be solicited?

Georgeson will solicit proxies by personal interview, mail, and telephone, and will request brokerage houses and other custodians, brokers and other agents to forward proxy solicitation materials to the beneficial owners of Olin common stock for whom they hold shares. Our Directors, officers and employees may also solicit proxies by personal interview and telephone.

How can I submit a shareholder proposal at the 2004 annual meeting?

If you want to present a proposal to be considered for inclusion in the 2004 proxy statement for the 2004 annual meeting, you must deliver the proposal in writing to the Secretary at Olin Corporation, 501 Merritt 7, PO Box 4500, Norwalk, CT 06856-4500 no later than November 14, 2003. You must then present your proposal in person at the 2004 annual meeting.

If you want to present a proposal for consideration at the 2004 annual meeting without including your proposal in the proxy statement, you must deliver a written notice (containing the information required by Olin’s By-Laws) to the Secretary at Olin Corporation, 501 Merritt 7, PO Box 4500, Norwalk, CT 06856-4500 no later than January 26, 2004. You must also present your proposal in person at the 2004 annual meeting.

How can I nominate a Director for election to the Board?

According to Olin’s By-Laws, you may nominate an individual for election to the Board if you deliver a written notice of the nomination to Olin’s Secretary no later than January 26, 2004. Your notice must include:

•	your name and address;

•	the name and address of the person you are nominating;

•	a statement that you are entitled to vote at the annual meeting and intend to appear at the annual meeting in person, or by proxy, to make the nomination;

•	a description of arrangements or understandings between you and others, if any, pursuant to which you are making the nomination;

•	such other information about the nominee as would be required in a proxy statement filed under the Securities and Exchange Commission proxy rules; and

•	the written consent of the nominee to actually serve as a Director, if elected.

CERTAIN BENEFICIAL OWNERS

Does any single shareholder own or control 5% or more of Olin’s common stock?

Except as listed below, no person beneficially owned more than five percent of our common stock as of December 31, 2002.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Citigroup Inc.	4,281,539	(a)	7.4
399 Park Avenue
New York, NY 10043

FMR Corp.	5,064,311	(b)	8.8
82 Devonshire Street
Boston, MA 02109

(a)	Olin has been advised in a Schedule 13G filing dated as of February 12, 2003 as follows with respect to these shares: Citicorp Banking Corporation (CBC) is the sole stockholder of Court Square Capital Limited (CSCL). Citicorp is the sole stockholder of CBC. Citigroup Holdings Company (CHC) is the sole stockholder of Citicorp. Citigroup Inc. is the sole stockholder of CHC. With respect to 4,261,365 of the shares, Citigroup Inc. shares voting and dispositive power with CBC, CSCL, Citicorp and CHC.
(b)	Olin has been advised in an amended Schedule 13G filing dated as of February 13, 2003 as follows with respect to these shares: FMR Corp. (FMR) has sole voting power as to 523,351 of such shares and sole dispositive power as to all such shares. Fidelity Management & Research Company (Fidelity) and Fidelity Management Trust Company (Trust) beneficially own 4,540,960 and 523,160 shares. Both are subsidiaries of FMR. Edward C. Johnson 3rd (Johnson), Chairman of FMR, and FMR each have dispositive power with respect to all such shares. Neither FMR nor Johnson has sole voting power with respect to the shares, which power rests with the Board of Trustees. Geode Capital Management, LLC, which is wholly-owned by Fidelity Investors III Limited Partnership, is the beneficial owner of 191 shares. Members of the Johnson family are the predominant owners of Class B shares of common stock of FMR, representing approximately 49% of the voting power of FMR. Abigail P. Johnson is a director of FMR. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed to form a controlling group with respect to FMR.

ITEM 1—PROPOSAL FOR THE ELECTION OF DIRECTORS

Who are the individuals nominated by the Board to serve as Directors?

The Board of Directors is divided into three classes. Each class has a term of office for three years, and the term of each class ends in a different year. The Board has nominated two persons, each of whom is listed under “Nominees for Three-Year Terms Expiring in 2006,” for election as Class III Directors to serve until the 2006 annual meeting of shareholders and until their successors have been elected. One of those nominees, William W. Higgins, currently serves as a Class III Director. The other, Mr. James G. Hascall, was elected by the Board of Directors pursuant to Olin’s By-laws as a new Class I director on February 18, 2003. Olin’s By-laws require that any director elected by the Board of Directors shall serve only until the next election of Directors by the shareholders. The Board has nominated Mr. Hascall for election by the shareholders as a Class III Director. The Board has also nominated Donald W. Griffin for election as a Class I Director, with a term expiring in 2004. The terms of the other Directors will continue after the annual meeting as indicated below.

The Board expects that all of the nominees will be able to serve as Directors. If any nominee is unable to accept election, a proxy voting in favor of such nominee will be voted for the election of a substitute nominee selected by the Board, unless the Board reduces the number of Directors.

CLASS III

NOMINEES FOR THREE-YEAR TERMS EXPIRING IN 2006

WILLIAM W. HIGGINS, 67, retired as a Senior Vice President of The Chase Manhattan Bank, N.A. (a national bank) and a senior credit executive of its Institutional Bank in December 1990. He joined the bank in 1959 after receiving a BA degree from Amherst College and an MBA degree from Harvard Business School. He was appointed Assistant Treasurer in 1962, Second Vice President in 1965 and Vice President in 1968. He was appointed a Senior Vice President and a Credit Policy Executive in 1983. From 1979 to 1983, he served as Deputy Sector Credit Executive of the Corporate Industries Sector. Prior to that, he was Group Credit Officer of the Corporate Banking Department and before that, District Executive of the Petroleum Division of the same Department. He is a Director and former Chairman of the Greenwich Emergency Medical Service, Inc. (a not-for-profit corporation) in Greenwich, CT. He is past President of the Belle Haven Landowners Association in Greenwich, a former member of the Representative Town Meeting in Greenwich, and a former trustee of the Canterbury School in New Milford, Connecticut. He is a Director of The Greenwich Bank & Trust Company (a state banking institution). Olin Director since 1964; Chair of the Audit Committee and member of the Directors and Corporate Governance Committee and the Executive Committee.

JAMES G. HASCALL, 64, was Chairman and Chief Executive Officer of Primex Technologies, Inc. (an ordnance and aerospace contractor), a position he assumed in 1997 when Primex was spun off from Olin Corporation, until his retirement in January of 2001 when Primex merged into General Dynamics. From January 1996 through December 1996, Mr. Hascall served as Executive Vice President of Olin, having operating responsibility for Olin’s Brass (currently the Metals Group), Winchester, Ordnance and Aerospace Divisions. From 1985 through 1995, Mr. Hascall served as President of Olin’s Brass Division (currently the Metals Group). He was an Olin Corporate Vice President from 1985 to 1990 and a Senior Vice President from 1990 to December 1995. Mr. Hascall earned a Bachelor of Science degree in Industrial Engineering from Washington University, St. Louis, Missouri in 1966. Olin Director since 2003.

CLASS I

NOMINEE FOR TERM EXPIRING IN 2004

DONALD W. GRIFFIN, 66, is Chairman of Olin, a position he has held since 1996. Until January 1, 2002 he also served as Olin’s President and Chief Executive Officer. He joined Olin in 1961 and from 1963 served in a variety of Brass Division, which subsequently became the Metals Group, marketing positions, including director of international business development and vice president, marketing. In 1983, he was elected a corporate Vice President and President of the Brass Group, currently the Metals Group. In 1985, he was named President of the Winchester Group; in 1986, President of the Defense Systems Group; in 1987, Executive Vice President; in 1993, Vice Chairman-Operations; in 1994, President and Chief Operating Officer; in January 1996, Chief Executive Officer; and in April 1996, Chairman. He is a graduate of the University of Evansville, Evansville, IN and completed the Graduate School for Sales and Marketing Managers at Syracuse University, Syracuse, NY. Mr. Griffin is a Director of Eastman Chemical Company (a manufacturer of chemicals, fiber and plastics products) and Barnes Group Inc. (a manufacturer and distributor of precision metal parts and industrial supplies). He is also a Director of the Sporting Arms and Ammunition Manufacturers Institute, the Wildlife Management Institute and the National Shooting Sports Foundation. He is on the Board of Trustees of the Buffalo Bill Historical Center and the University of Evansville. He is a life member of the Navy League of the United States and the Surface Navy Association. Olin Director since 1990; Chair of the Executive Committee.

The Board recommends that you vote FOR the election of Mr. Higgins and Mr. Hascall as Class III Directors, and FOR the election of Mr. Griffin as a Class I Director.

How many votes are required to elect a Director?

A nominee will be elected as a Director if a plurality of the votes cast in the election is in favor of the nominee. Abstentions and shares held in street name that are not voted in the election of Directors will not be included in determining the number of votes cast.

Who are the other remaining Directors and when are their terms scheduled to expire?

The terms of the following Directors will continue after the 2003 annual meeting, as indicated below.

CLASS I

DIRECTORS WHOSE TERMS CONTINUE UNTIL 2004

RANDALL W. LARRIMORE, 55, served as President and Chief Executive Officer of United Stationers Inc., a wholesale distributor of office products, from 1997 until his retirement in December 2002. From 1988 until 1997, he was President and Chief Executive Officer of MasterBrand Industries, Inc., a subsidiary of Fortune Brands, Inc. (a consumer products company). He holds a BA degree from Swarthmore College and an MBA degree from the Harvard Business School. He is a member of the Board of Directors of Campbell Soup Company (a manufacturer and marketer of soup and other food products) and Evanston Northwestern Healthcare (an academic healthcare system). He is also trustee of Lake Forest Academy. Olin Director since 1998; Chair of the Directors and Corporate Governance Committee and member of the Compensation Committee and the Executive Committee.

ANTHONY W. RUGGIERO, 61, is Executive Vice President and Chief Financial Officer of Olin, a position he has held since January 1999. He joined Olin in 1995 as Senior Vice President and Chief Financial Officer. Mr. Ruggiero served as Senior Vice President and Chief Financial Officer of The Reader’s Digest Association, Inc. (a publisher and direct marketer) from 1990 to 1995. He joined Squibb Corporation (a producer and distributor of medicines) in 1969 and served as Senior Vice President and Chief Financial Officer and a Director from 1983 to 1990. He holds a BS degree from Fordham University, an MBA degree from the Columbia Business School, and a Post Master’s Certificate in Accounting. He is a member of the Financial Executives Institute, a Director and Audit Committee Chair of Carlisle Companies Incorporated (a manufacturer and distributor of products for the roofing, construction, trucking, automotive, food service, industrial equipment, lawn and garden and aircraft manufacturing industries). He is also a former Director and Audit Committee Chair of Primex Technologies, Inc. (an ordnance and aerospace contractor). Olin Director since 1999.

CLASS II

DIRECTORS WHOSE TERMS CONTINUE UNTIL 2005

G. JACKSON RATCLIFFE, JR., 67, is Chairman of Hubbell Incorporated, an international manufacturer of electrical and electronic products, a position he has held since 1987. From 1987 to 2001, he also served as President and Chief Executive Officer of Hubbell. He holds an AB degree from Duke University and a JD degree from the University of Virginia. Mr. Ratcliffe is a member of the Board of Directors of Hubbell, Praxair, Inc. (a supplier of atmospheric, process and specialty gases, high-performance coatings and related services and technologies), Sunoco, Inc. (a manufacturer of petroleum and petrochemical products) and Barnes Group Inc. (a manufacturer and distributor of precision metal parts and industrial supplies). Olin Director since 1990; Chair of the Compensation Committee and member of the Directors and Corporate Governance Committee and the Executive Committee.

RICHARD M. ROMPALA, 56, is Chairman and Chief Executive Officer of The Valspar Corporation, a manufacturer and distributor of paints and coatings. Mr. Rompala has held the position of Chairman of Valspar since 1998 and Chief Executive Officer of Valspar since 1995. From 1994-2001, he also served as President of Valspar. Prior to 1994, Mr. Rompala served as Group Vice President-Coatings and Resins for two years and Group Vice President-Chemicals for five years at PPG Industries, Inc. (a supplier of sealants, coatings, application systems and cockpit transparencies). Mr. Rompala holds a BA degree in Chemistry and a BS degree in Chemical Engineering from Columbia University and an MBA degree from Harvard Business School. He is a Director of The Valspar Corporation. Olin Director since 1998; member of the Audit Committee, Directors and Corporate Governance Committee and the Compensation Committee.

JOSEPH D. RUPP, 52, is President and Chief Executive Officer of Olin, a position he has held since January 2002. Prior to that and since March 2001, he was Executive Vice President, Operations, and was responsible for all Olin business operations including the Brass Division, (currently the Metals Group), Winchester and Chlor Alkali Products. He joined Olin’s Brass Division, currently the Metals Group, in 1972 and held a number of positions of increasing responsibility in the Brass Division, currently the Metals Group, manufacturing and engineering organization. In 1985, he was appointed Vice President, Manufacturing and Engineering. He was appointed President of Olin Brass, currently the Metals Group, and a Corporate Vice President in 1996. He holds a BS degree in Metallurgical Engineering from the University of Missouri, Rolla. Olin Director since 2002.

ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

How many meetings did Board members attend?

During 2002, the Board held eleven meetings. The average attendance by directors at meetings of the Board and committees of the Board on which they served was 99%. Each director attended at least 94% of such meetings.

What are the committees of the Board?

The Audit Committee, which held five meetings during 2002, advises the Board on internal and external audit matters affecting us. The audit committee:

•	recommends the appointment of our independent auditors, reviews with such auditors the scope and results of their examination of our financial statements and any investigations and surveys by such auditors;

•	approves and monitors non-audit services performed by our independent auditor;

•	reviews its charter annually and publishes the charter in the annual meeting proxy statement in accordance with Securities and Exchange Commission (SEC) regulations;

•	reviews our annual audited financial statements before filing or distribution;

•	reviews with management and our independent auditors, the interim financial results and related press releases before issuance to the public;

•	reviews audit plans, activities and reports of our internal and regulatory audit departments;

•	reviews the presentations by management and our independent auditors regarding our financial results;

•	monitors our litigation process including major litigation and other legal matters that impact our financial statements or compliance with the law;

•	monitors our insurance and risk management process; and

•	oversees our ethics and business conduct programs and procedures.

The Compensation Committee, which held five meetings during 2002, sets policy, develops and monitors strategies for, and administers the programs that are used to compensate the chief executive officer and other senior executives. The compensation committee:

•	approves the salary plans for senior executives including their total direct compensation opportunity, comprised of base salary, annual incentive standard and long-term incentive guideline award;

•	approves the measures, goals, objectives, weighting, payout matrices, performance certification and actual payouts for the incentive compensation plans;

•	administers the incentive compensation plans, stock option plans and long-term incentive plans;

•	issues an annual report on executive compensation that appears in this proxy statement;

•	approves executive and change-in-control agreements;

•	approves and adopts new tax-qualified and non-qualified pension plans, approves terminations of tax-qualified and non-qualified pension plans, administers deferred compensation arrangements, administers the Senior Executive Pension Plan and makes recommendations to the Board on any other matters pertaining to the pension, 401(k) and other plans which the compensation committee deems appropriate; and

•	advises the Board on the compensation of directors.

The Directors and Corporate Governance Committee, which held three meetings during 2002, assists the Board in fulfilling its responsibility to our shareholders relating to the selection and nomination of officers and Directors. The directors and corporate governance committee:

•	makes recommendations to the Board regarding the election of the chief executive officer;

•	reviews the nominees for our other officers;

•	annually evaluates the performance of the chief executive officer;

•	makes recommendations to the Board regarding the size and composition of the Board and the qualifications and experience that might be sought in Board nominees;

•	seeks out and recommends possible candidates for nomination and considers recommendations by shareholders, management, employees and others for candidates for nomination and renomination as Directors;

•	assesses whether the qualifications and experience of Board nominees meet the current needs of the Board;

•	reviews plans for management development and succession;

•	periodically reviews corporate governance trends, issues and best practices and makes recommendations to the Board regarding the adoption of best practices most appropriate for the governance of the affairs of the Board;

•	reviews and makes recommendations to the Board regarding the composition, duties and responsibilities of various Board committees;

•	reviews and advises the Board on such matters as protection against liability and indemnification; and

•	reports periodically to the Board on the performance of the Board itself as a whole.

The Executive Committee meets as needed in accordance with our By-laws. Between meetings of the Board, the executive committee may exercise all the power and authority of the Board (including authority and power over our financial affairs) except for matters reserved to the full Board by Virginia law and matters for which the Board gives specific directions. During 2002, this committee held no meetings.

How are the Directors compensated?

During 2002, we compensated each non-employee Director on the Board with:

•	an annual retainer of $30,000, of which $25,000 was paid or credited in the form of shares of common stock;

•	shares of common stock with an aggregate fair market value equal to $24,000, rounded to the nearest 100 shares;

•	a fee of $1,500 for each meeting of the Board and for each meeting of a committee of the Board attended by a committee member;

•	a $5,000 annual fee for committee chairs;

•	reimbursement for expenses incurred in the performance of their duties as Directors;

•	a 50% matching contribution to an eligible institution for gifts made by a Director to such institution, up to a maximum of $5,000 per Director per year and

•	insurance coverage including: director’s liability insurance, personal excess liability coverage of $5 million per director, and coverage while on Company business under our business travel accident insurance policy.

We have proposed certain changes to the directors compensation plan discussed under the section entitled “Item 3—Proposal to Approve Amended and Restated 1997 Stock Plan for Non-employee Directors.”

Directors may elect to receive common stock instead of cash for any portion of their cash compensation and to defer any stock or cash payments. Deferred cash is credited with interest quarterly and deferred shares are credited with dividend equivalents. Deferred shares are paid out in shares of common stock, or at the Director’s election, in cash. If there is a “Change in Control” as defined in the 1997 Stock Plan for Non-employee Directors, (what we refer to as the Directors Plan) the balance of any deferred account is paid to the Directors.

The Directors’ Plan also holds, as “phantom” shares, the shares of common stock of Arch Chemicals, Inc. issued to any Director as a dividend distribution on their shares of Olin common stock held in their Directors’ Plan accounts at the time of the spin-off of Arch Chemicals, Inc. Those Arch Chemicals, Inc. phantom shares are payable only in cash, unless a Director elects to transfer the Arch Chemicals, Inc. phantom shares into their Olin common stock accounts.

Directors who are also employees of Olin do not receive any extra compensation for their services as Directors.

Mr. Donald Griffin, Chairman of the Board, retired as an employee of Olin effective April 30, 2002. Upon becoming a non-employee director under the Directors Plan, Mr. Griffin waived his pro rata portions of the non-employee director $25,000 annual stock retainer and the $5,000 excess retainer. Mr. Griffin received a pro rata portion of the $24,000 annual stock grant described above for the period he was a non-employee director in 2002. The Board awarded him a cash retainer of $200,000 for the period May 2002 through April 2003 for his service as Chairman of the Board after his retirement. Mr. Griffin also received $9,000 in fees for 2002 Board meetings he attended after April 30, 2002. From May 1 through December 31, 2002, he received $14,451 for Company automobile expenses. He continues to receive an automobile allowance and other incidental benefits, which in the aggregate do not exceed $35,000 annually.

Report of the Audit Committee

The audit committee held five meetings during 2002. The purpose of the meetings was to monitor the integrity of the Corporation’s financial reporting process and systems of internal control, evaluate the independence and performance of the Corporation’s independent auditors and internal audit functions and facilitate and encourage private communication between the audit committee and the internal auditors and our independent public accountants, KPMG LLP.

The audit committee consists of three Directors, all of whom are “independent” Directors under current and proposed New York Stock Exchange (NYSE) listing standards. In 2002, the Directors on the audit committee included William W. Higgins, Stephen F. Page and Richard M. Rompala. The audit committee acts under a written Charter adopted by the Board of Directors in 1997, and reviewed and updated in 2001.

The audit committee reviewed and discussed the audited financial statements for fiscal year 2002 with management and the independent auditors. Specifically, the audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) 61 (Codification of Statements on Auditing Standards, AU Section 380), which include, among other things:

•	methods Olin used to account for significant and unusual transactions;

•	the effect of important accounting policies in controversial or emerging areas for which there is no authoritative guidance;

•	the process management used to formulate sensitive accounting estimates and the auditor’s conclusions regarding the reasonableness of those accounting estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements.

In addition, the audit committee received the written disclosures and a letter from the Company’s independent accountants, KPMG LLP, required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES. The audit committee discussed with KPMG the issue of its independence from Olin. The audit committee also reviewed the fees paid to KPMG during 2002 and concluded that all of the work performed was permissible under current standards and would not impair KPMG’s independence.

Based on the audit committee’s discussions with management and the independent accountants and the audit committee’s review of the report of the independent accountants and the other materials discussed above, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in Olin’s Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

February 27, 2003

William W. Higgins, Chairman

Stephen F. Page

Richard M. Rompala

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

How much stock is beneficially owned by each Director and nominee for Director and by the individuals named in the Summary Compensation Table?

This table shows how many shares of our common stock certain persons beneficially owned on January 15, 2003. Those persons include each Director and Director nominee, each individual named in the Summary Compensation Table on page 19, and all current Directors and executive officers as a group. A person has “beneficial ownership” of shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. “Investment power” means the power to direct the sale or other disposition of the shares. Each person has sole voting and investment power over the number of shares listed, except as noted in the following table.

Name of Beneficial Owner	No. of Shares Beneficially Owned (a)	Percent of Common Stock (b)
Donald W. Griffin	875,092	1.5
James. G. Hascall	0	—
William W. Higgins (c)	238,458	—
Randall W. Larrimore	23,448	—
Stephen F. Page	14,442	—
G. Jackson Ratcliffe, Jr.	29,603	—
Richard M. Rompala	23,738	—
Joseph D. Rupp	226,515	—
Anthony W. Ruggiero	375,594	—
Thomas M. Gura	173,988	—
Peter C. Kosche (d)	236,025	—
John L. McIntosh	114,453	—
Directors and executive officers as a group, including those named above (16 persons) (c,d)	2,611,321	4.4

(a)	Includes shares credited under the CEOP on January 15, 2003, shares of common stock credited to deferred accounts under the Directors Plan, and shares that may be acquired within 60 days (by March 15, 2003) through the exercise of stock options as follows:

Name	Number of Shares Held in Director Deferred Accounts*	Number of Shares Subject to Options Exercisable in 60 days
Mr. Griffin	1,000	784,425
Mr. Hascall	0	—
Mr. Higgins	25,627	—
Mr. Larrimore	22,948	—
Mr. Page	12,442	—
Mr. Ratcliffe	27,603	—
Mr. Rompala	23,238	—
Mr. Rupp	—	181,788
Mr. Ruggiero	—	320,033
Mr. Gura	—	139,896
Mr. Kosche	—	209,502
Mr. McIntosh	—	106,676
Directors and executive officers as a group, including those named above (16 persons)	112,858	1,982,823

*	Such shares have no voting rights.
(b)	Unless otherwise indicated, beneficial ownership does not exceed 1% of the outstanding shares of common stock.

(c)	Includes 89,793 shares held in two trusts of which his spouse is beneficiary and co-trustee; and 42,300 shares held in three trusts of which Mr. Higgins is co-trustee and his children are beneficiaries; does not include 144,677 shares held in three trusts, in which his spouse has an interest. Mr. Higgins disclaims beneficial ownership of all such shares.
(d)	Includes 838 shares held by Mr. Kosche’s minor daughter.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and Directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission, and these persons must furnish us with copies of the forms they file. Based solely on our review of the copies of these forms furnished to us and on written representations, we believe that our officers, Directors and ten-percent beneficial owners complied with all Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation for 2002

Compensation Philosophy

Olin designs its executive compensation policies and programs based on specific objectives:

•	attract, motivate and retain the highest quality executives,

•	align executive interests with those of the Company’s shareholders,

•	provide an incentive to executives to achieve quantifiable financial and other strategic objectives in a manner consistent with the Company’s values, and

•	unite management as a team, emphasizing group results.

To accomplish these objectives, the Company emphasizes variable compensation, an emphasis consistent with competitive practice.

Executive Compensation Program as Administered in 2002

The compensation committee establishes total compensation opportunities listed below (and the three individual components) for the CEO and other named executive officers, based on a competitive analysis, targeted to the median of a group of more than 600 companies that represent general U.S. industry, referred to as the “comparator group.”

The committee engages independent executive compensation consultants who provide the committee with an annual assessment of the Company’s relative position within the comparator group and advice and counsel with respect to the competitiveness of the design and administration of executive compensation programs. The independent consultants also advise the committee on regulatory changes and other matters related to executive compensation practices. The total target compensation opportunity for each executive includes the following components:

•	annual base salary;

•	annual incentive award opportunity, and

•	long term incentive award.

Once the committee determines the total targeted compensation opportunity for the CEO and the other named executive officers, the committee determines the appropriate mix of these three components, again with the advice of outside executive compensation consultants, using the competitive analysis.

Base Salary

Joseph D. Rupp was elected President and Chief Executive Officer, effective January 1, 2002. His base salary was increased to $500,000 at that time. Factors utilized by the committee in determining the CEO’s 2002 salary included analyses of the comparator group, the scope of his responsibilities and time in the position. The CEO’s base salary was well below the median of the comparator group in 2002.

Consistent with the corporation-wide salary freeze for 2002, this Committee did not increase the base salaries of any other named executive except for T.M. Gura, who was promoted to Executive Vice President, Metals Group, in October 2002.

Annual Incentive Award

In 2002, Olin significantly changed its annual incentive program to better align awards with performance over the business cycle. Annual incentive awards are paid from a pool of available monies that is a function of Olin Corporation’s Earnings Per Share performance for the year.

For the CEO and other named executives, during the first quarter of the year, the Committee establishes the pool generation formula that will be used to generate the total payout pool, the earnings per share level above which a minimum payout pool is generated, the size of the minimum payout pool, the participants and the payout matrix (i.e. the portion of the total payout pool payable to each executive). Following the end of the year, the Committee reviews the financial results, computes the total payout pool and the portion payable to each executive. The Committee retains the discretion to reduce the bonus payable to each executive but any reduction in the amount of one executive’s bonus cannot result in an increase in the bonus of another executive.

The Committee decided to make a discretionary award for non-financial accomplishments to the CEO of $134,835. This compares to his annual incentive payout in 2001 of $63,837. The actual awards for each of the other named executives were also discretionary awards based on his individual performance.

Long Term Incentive Award

The compensation committee determined the long term incentive award opportunity for each named executive officer in early 2002, based on the competitive analysis described above. Under the current long term incentive program, stock options represent one-half of the aggregate value of the long term incentive award opportunity, and performance share awards make up the other half.

In 2001, Olin made changes in the method used to determine the grant size for stock options by indexing the grant size based on Olin’s Total Shareholder Return (TSR) relative to the S&P MidCap 400 companies. The proposed option grant for each named executive is based on the individual long-term incentive award opportunity, and the sum of these proposed option grants determines the aggregate pool of options. This aggregate pool of options is increased or decreased based on Olin’s trailing three-year TSR. TSR represents the increase in the fair market value of Olin common stock over the relevant period, including reinvestment of dividends, as calculated for the Performance Graph on page 24. The aggregate pool of options increases by 25% when Olin’s TSR falls within the top third relative to the TSR for companies in the S&P MidCap 400. The aggregate pool of options shrinks by 25% when Olin’s TSR falls within the bottom third relative to the TSR for companies in the S&P MidCap 400. Olin’s 2002 stock option grant pool was at 100% of the aggregate pool of options, because Olin’s trailing three-year TSR for the three years ended December 31, 2001 fell in the middle third of the companies in the S&P MidCap 400.

Individual target option grant sizes are fixed by competitive analyses. Actual grants made to individuals may be increased or decreased by up to 25% by this committee (or the CEO for non-officers). The total of all adjusted grants may not exceed the aggregate pool of available options for the year. The CEO and other named executive officers received stock option grants in 2002. The option price was set at the fair market value of common stock on the date of the grant, and the options have a ten-year term. These options vest one-third each year beginning in 2003.

The other half of the individual long term incentive requirement takes the form of performance shares. At the end of a three-year performance cycle, participants receive a performance share award, paid half in shares of Olin common stock and half in cash, based on Olin’s average annual return on capital in relation to the average annual return on capital among the S&P MidCap 400 companies. The award may be increased by as much as 50% if Olin’s average annual ROC falls in the top 20% of the

S&P MidCap 400 performance and may fall to 25% if Olin’s performance drops to the bottom 20% of the S&P MidCap 400 performance. The CEO and other named executive officers received grants of performance shares in 2002.

Section 162(m) of the Internal Revenue Code, or the Code, denies Olin a deduction for compensation paid to a named executive officer in a taxable year, to the extent his compensation that does not meet the definition of “performance-based compensation” exceeds $1,000,000. Olin structures the stock options, and significant portions of the remaining long term incentive and of the annual incentive, to meet the criteria for performance-based compensation. It is possible, however, that the portions of these awards that do not qualify as “performance-based compensation,” when combined with salary and other forms of compensation Olin pays to a named executive officer, may exceed this limitation in any particular year.

January 30, 2003

G. Jackson Ratcliffe, Jr., Chairman

Randall W. Larrimore

Richard M. Rompala

This table shows information about compensation for the Chief Executive Officer and the other four most highly compensated executive officers in 2000, 2001 and 2002.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position as of December 31, 2002				Other Annual Compen- sation	Awards	Payouts	All Other Compen- sation (b)
	Year	Salary	Bonus		Securities Underlying Options	Long-Term Incentive Payouts
Joseph D. Rupp	2002	$500,004	$134,835	$110,811(a)	69,000	$0	$35,622
President and	2001	390,008	63,837	(a)	15,750	0	28,124
Chief Executive Officer	2000	325,008	157,892	(a)	80,000	0	20,252

Anthony W. Ruggiero	2002	$435,000	$47,039	(a)	61,000	$0	$32,334
Executive Vice President and	2001	425,004	55,000	(a)	27,750	0	31,130
Chief Financial Officer	2000	415,008	158,529	(a)	160,000	0	293,168

Thomas M. Gura	2002	$352,506	$149,717	(a)	43,000	$0	$24,178
Executive Vice President,	2001	333,340	42,500	(a)	13,500	0	42,908
Metals Group	2000	300,000	180,682	(a)	80,000	0	21,790

Peter C. Kosche	2002	$352,008	$40,624	(a)	45,000	$0	$44,667
Senior Vice President,	2001	352,008	47,500	(a)	21,000	0	27,753
Corporate Affairs	2000	340,008	135,882	(a)	100,000	0	26,312

John L. McIntosh	2002	$285,000	$32,072	(a)	24,000	$0	$16,634
Vice President and President,	2001	285,000	44,739	(a)	11,250	0	25,283
Chlor Alkali Products Division	2000	275,004	99,313	(a)	60,000	0	16,780

(a)	We did not pay any named executive “Other annual compensation” except for perquisites and other personal benefits, which for each executive officer did not exceed the lesser of $50,000 or 10% of such individual’s salary plus bonus, other than Mr. Rupp. Mr. Rupp received $110,811, comprised of $96,891 for relocation expenses and $13,920 for Company automobile expenses.
(b)	Amounts reported in this column for 2002 are comprised of the following items:

	Exercise of Arch Stock Options (1)	CEOP Match	Supplemental CEOP (2)	Life Insurance Premiums (3)
Joseph D. Rupp	$ 7,170	$6,062	$10,100	$12,290
Anthony W. Ruggiero	0	5,247	8,497	18,590
Thomas M. Gura	0	6,100	5,488	12,590
Peter C. Kosche	17,626	6,088	5,063	15,890
John L. McIntosh	0	4,816	2,578	9,240

(1)	Olin employees may exercise their options for shares of Arch Chemicals, Inc. common stock (issued in the 1999 spin-off of Arch Chemicals) for either a cash payment or for Arch Chemicals common stock. Olin pays the difference between the option exercise price and the fair market value of Arch Chemicals common stock at the time of exercise to the employee if he or she elects to take cash, or to Arch, which then issues the appropriate number of shares to the employee, if the employee elects to take stock.
(2)	Under the Supplemental CEOP, CEOP participants whose contributions are limited under certain IRS regulations, may make tax deferred contributions as would otherwise be permitted in the CEOP. We match Supplemental CEOP contributions, as we would under the CEOP. The amounts of our matching contributions made on behalf of the executives are shown.
(3)	The key executive life insurance program consists of three types of benefits: active employee life insurance, retiree life insurance and survivor income benefits. At the executive’s option, the survivor income benefit may be exchanged for additional life insurance. The amounts shown represent the total premiums we paid in 2002 for these three benefits.

Stock Option Plans

We grant to key employees, selected by the compensation committee, options to purchase shares of common stock. The option price must be at least the fair market value of the common stock on the date of the grant and the options may not be exercised later than ten years from such date. Instead of requiring an optionee to pay cash, the compensation committee may permit an optionee to pay the exercise price of the options with common stock, valued at the market price on the date of exercise. Our option plans do not provide for repricing or, except for anti-dilution adjustments, other adjustments to the exercise price.

This table provides information about stock options we granted in 2002 to the individuals named in the Summary Compensation Table on page 19.

Option Grants of Common Stock in 2002

	Individual Grants
	Number of Securities Underlying Options Granted (a)	% of Total Options Granted to All Employees in 2002	Exercise Price		Expiration Date	Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term (c,d)
Name						5%	10%
Joseph D. Rupp	69,000	9.8	$16.10		2/13/12	$698,639	$1,770,488
Anthony W. Ruggiero	61,000	8.6	16.10		2/13/12	617,637	1,565,214
Thomas M. Gura	43,000	6.1	16.10		2/13/12	435,384	1,103,348
Peter C. Kosche	45,000	6.4	16.10		2/13/12	455,634	1,154,666
John L. McIntosh	24,000	3.4	16.10		2/13/12	243,005	615,822
All Shareholders	N/A	N/A	N/A		N/A	583,441,310	1,478,554,831
All Optionees (f)	706,700	100%	16.17	(b)	(e)	7,186,592	18,212,235

(a)	We awarded stock options to the five named individuals effective February 14, 2002. The options become exercisable in three equal annual increments, beginning on February 14, 2003.
(b)	This amount is equal to the fair market value of common stock on the grant dates (calculated on a weighted average basis). The actual exercise prices for all options granted in 2002 were $16.10, $17.54 and $18.39.
(c)	No gain to the optionees is possible without appreciation in the stock price, which will benefit all shareholders commensurately. The dollar amounts under these columns are the result of calculations at the 5% and 10% assumption rates set by the SEC and therefore are not intended to forecast possible future appreciation of our stock price or to establish any present value of the options.
(d)	Realizable values are computed based on the number of options granted in 2002 and still outstanding at year-end.
(e)	The expiration dates of options granted during 2002 are February 13, 2012 and April 14, 2012.
(f)	On September 27, 2002, the Company completed its acquisition of Chase Industries Inc. On September 27, 2002, Chase stock options held by Chase employees and directors were converted into options to acquire 917,691 shares of Olin stock using the .64 merger exchange ratio, with the exercise price adjusted accordingly. The exercise prices range from $6.25 to $33.86. These options retained their original expiration date and are not included in the table. None of the five named individuals received any such options.

This table describes options exercised during 2002 and the outstanding options at the end of 2002 for the individuals named in the Summary Compensation Table on page 19.

Aggregated Option Exercises in 2002 and Year-end 2002 Stock Option Values

	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at 12/31/02		Aggregate Value of Unexercised, In-the-Money Options at 12/31/02 (a)
Name			Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
Joseph D. Rupp	3,208	3,465	140,205	132,833	9,797	0
Anthony W. Ruggiero	0	0	263,793	186,156	0	0
Thomas M. Gura	3,208	7,122	107,729	105,333	0	0
Peter C. Kosche	1,573	3,492	170,842	125,660	9,616	0
John L. McIntosh	939	930	84,926	71,500	4,469	0

(a)	Value was computed as the difference between the exercise price and the $15.55 per share closing price of our common stock on December 31, 2002, as reported on the consolidated transaction reporting system relating to New York Stock Exchange issues.

The following table describes performance share awards we made in 2002 to the individuals named in the Summary Compensation Table on page 19.

Long-Term Incentive Plan—Awards in Last Fiscal Year

	Number of Shares	Performance or Other Period Until Maturation or Payout	Estimated Future Payouts under Non-Stock Price-Based Plans (a)
Name			Threshold (#)	Target (#)	Maximum (#)
Joseph D. Rupp	27,000	December 31, 2004	6,750	27,000	40,500
Anthony W. Ruggiero	24,000	December 31, 2004	6,000	24,000	36,000
Thomas M. Gura	17,000	December 31, 2004	4,250	17,000	25,500
Peter C. Kosche	17,000	December 31, 2004	4,250	17,000	25,500
John L. McIntosh	10,000	December 31, 2004	2,500	10,000	15,000

(a)	Actual number of shares paid (payable one-half in stock and one-half in cash) ranges between 25% and 150% of target number, based upon our average annual return on capital compared to the average annual return on capital of the Standard & Poor’s MidCap 400 companies over the performance period.

This table summarizes share and exercise price information about our equity compensation plans as of December 31, 2002. The table does not include:

•	500,000 shares available under a deferral plan assumed in connection with the acquisition of Monarch Brass & Copper Corp., under which certain former employees of that company with deferred compensation may periodically transfer the deferred amount into shares of Olin common stock on the basis of the then-current fair market value, although no such transfers had been made as of December 31, 2002, or

•	47,636 shares remaining available as of December 31, 2002 under Olin’s Employee Deferral Plan, which permits employees to defer certain elements of compensation in shares of Olin common stock, on the basis of the fair market value of the shares at the time of the deferral.

Equity Compensation Plan Information

	(a)		(b)		(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)		Weighted- average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (1))
Equity compensation plans approved by security holders (2)	4,316,414	(3)	$19.98	(3)	1,342,633
Equity compensation plans not approved by security holders (4)(5)	118,875	(4)	N/A	(4)	96,163 (4)

Total	4,435,289		$19.98	(3,4)	1,438,796

(1)	Number of shares is subject to adjustment for changes in capitalization for stock splits and stock dividends and similar events.
(2)	Does not include information about equity compensation plans that have expired. No additional awards may be granted under those expired plans. As of December 31, 2002:
		Number of Securities Issuable Under Outstanding Awards
				Weighted Average Remaining Term
Plan Name	Expiration Date		Exercise Price
1988 Stock Option Plan for Key Employees of Olin Corporation and Subsidiaries	4/30/98	534,532	$19.30	2.19 years

Olin 1991 Long Term Incentive Plan	4/30/01	753,060 (options)	$18.97	7.08 years

		42,900 (restricted stock)	N/A	weighted average remaining vesting period of 0.62 years

		5,850 (performance shares)	N/A	1.0 years remaining in performance measurement period

(3)	Consists of the 1996 Stock Option Plan for Key Employees of Olin Corporation and Subsidiaries and the 2000 Long Term Incentive Plan. Includes:

•	4,040,847 shares issuable upon exercise of options with a weighted average exercise price of $19.98, and a weighted average remaining term of 6.44 years,

•	22,175 shares issuable under restricted stock unit grants, with a weighted average remaining term of 2.0 years, and

•	253,392 shares issuable in connection with outstanding performance share awards, with a weighted average term of 1.54 years remaining in the performance measurement period.

The shares issuable upon exercise of options include 924,000 shares subject to performance accelerated vesting options, that vest on the earlier of December 27, 2009, or the tenth day in any 30 calendar day period upon which the average of the high and low per share sales prices of Olin’s common stock as reported on the consolidated transaction system for New York Stock Exchanges issues is at or above $28.00.

(4)	Consists of the 1997 Stock Plan for Non-employee Directors. All awards under that plan are stock grants for retainers, other board and committee fees, and dividends on deferred stock under the plan. Column (c) does not include the 50,000 share increase in total shares available for issuance under the amended and restated plan being submitted for shareholder approval at the annual meeting.

(5)	Does not include information about the proposed 2003 Long Term Incentive Plan being submitted for shareholder approval at the annual meeting. No awards have been made under that plan.

Does not include information about equity compensation plans assumed in connection with the acquisition of Chase Industries Inc. by merger. No additional awards may be granted under those assumed plans. As of December 31, 2002, options for a total of 916,664 shares, with a weighted average exercise price of $15.99 per share, and a weighted average remaining term of 3.13 years, were outstanding under the various plans assumed in connection with that acquisition.

Does not include a total of 644,714 shares issuable upon the exercise of outstanding options under the Arch Chemicals, Inc. 1999 Long Term Incentive Plan, with a weighted average exercise price of $24.77, and a weighted average remaining term of 3.90 years. No additional options or other awards may be issued under that plan.

Performance Graph

This graph compares the total shareholder return on our common stock with the total return on the S&P Midcap 400 and our Peer Group, as defined below, for the five-year period from December 31, 1997 through December 31, 2002. The cumulative return includes reinvestment of dividends.

Our Peer Group consists of Georgia Gulf Corporation, Brush Engineered Materials Inc., Mueller Industries, Inc. and Wolverine Tube, Inc. Our Peer Group is weighted in accordance with market capitalization (closing stock price multiplied by the number of shares outstanding) as of the beginning of each of the five years covered by the performance graph. We calculated the weighted return for each year by multiplying (a) the percentage that each corporation’s market capitalization represented of the total market capitalization for all corporations in our Peer Group for such year by (b) the total shareholder return for that corporation for such year.

*	$100 invested on 12/31/97 in stock or index, including reinvestment of dividends. The graph reflects a distribution received in connection with the spin-off of Arch Chemicals, Inc. as a dividend. Such dividend is assumed to have been reinvested in our common stock as of February 9, 1999.

	12/97	12/98	12/99	12/00	12/01	12/02

OLIN CORPORATION	100	62	74	87	66	67
S & P MIDCAP 400	100	119	137	161	160	136
PEER GROUP	100	64	97	71	78	68

EXECUTIVE AGREEMENTS

As of December 31, 2002, Olin had executive severance agreements with its executive officers named in the Summary Compensation Table on page 19 and four other officers. Each agreement has an initial three-year term that expires on November 1, 2005, which is automatically extended annually for an additional year unless Olin provides at least 90 days notice that the term will not be so extended. If a change in control or a potential change in control of Olin (each as defined in the agreement) occurs before the agreement expires, the agreement extends to the later of three years following the date of the potential change in control or three years following the date of the change in control.

The officer agrees that if a potential change in control occurs, he or she will remain in Olin’s employ until the earlier of (1) the end of the six-month period following the potential change in control or (2) the occurrence of a change in control, so long as Olin continues to provide the officer with no less favorable office, title, duties and responsibilities.

If the officer’s employment is terminated by Olin without cause or by the officer as a result of disability or adverse changes in the terms and conditions of the officer’s employment, the officer will receive, in lieu of severance benefits under any other Olin severance plans or programs:

(1)	a lump sum cash payment (which we refer to as the executive severance amount) equal to (a) twelve months salary plus (b) the greater of the average annual incentive compensation award paid or payable by Olin in respect of the last three calendar years or the officer’s then current standard annual incentive compensation award;

(2)	an additional twelve months of service credit for pension plan purposes;

(3)	continuation for twelve months of medical, dental and life insurance coverage for the officer and his or her dependents;

(4)	outplacement services; and

(5)	if termination of employment occurs after the first quarter of any calendar year, a prorated annual incentive compensation award.

If any such termination of employment (other than as a result of disability) occurs following a change in control of Olin, the officer also will receive (a) an additional cash severance payment in an amount equal to two times the executive severance amount and (b) an additional 24 months of pension plan service credit and insurance coverage. In addition, if the officer at the end of the 36-month period following termination of employment has satisfied the eligibility requirements to participate in Olin’s post-retirement medical and dental plan, he or she will be entitled to continue in Olin’s medical and dental coverage (including dependent coverage) until the officer reaches age 65, on terms and conditions no less favorable to him or her than those in effect prior to the change in control, provided that such coverage will be secondary coverage to any coverage provided to the officer by any new employer.

If, in connection with the sale or transfer of an Olin business or assets to a third party or to a joint venture, the officer becomes an employee of the buyer or joint venture, he or she receives the benefits listed in items (1) through (4) above if his or her employment terminates under circumstances described above within 12 months of becoming employed by such buyer or joint venture. Payments are reduced for any cash severance or similar benefits from such buyer or joint venture.

An active employee on the date on which a change in control occurs, who is less than 55 and participates in our Senior Executive Pension Plan, will be entitled to a lump sum payment under that plan in an amount that, when combined with the value of his or her accrued pension benefits from all other Olin pension plans (assuming for such purpose that the officer had terminated employment upon the change in control), preserves the payment of such accrued benefits based on the subsidized early retirement factor that would be applicable if he or she had been 55 at the time of such termination of employment.

If any payments made under any “Change in Control” provision in Olin’s benefit plan subject the executive to the excise tax under Section 4999 of the Code, the payment to him or her will be increased so that the executive will receive the same net payment as if such tax did not apply.

RETIREMENT BENEFITS

Qualified Pension Plan for Employees

We provide fixed retirement benefits through a tax qualified pension plan and two non-qualified plans described below. The normal retirement age is 65, but early retirement is available after age 55 with at least 10 years of service. (If early retirement is before age 62, the employee receives reduced benefits.) The pension benefits are calculated based on the average cash compensation per year (salary and bonus shown in the Summary Compensation Table on page 19) for the highest three years during the ten years before and including the year in which an employee retires. The normal retirement allowance is 1.5% of the employee’s average compensation multiplied by the number of years of service, less a percentage of the employee’s primary Social Security benefit based on years of service (not to exceed 50% of such Social Security benefit).

When the employee qualifies and elects to retire, the benefits from the qualified plan will be paid in monthly installments, unless the present value of the benefit is less than $5,000. The qualified pension plan, called the Olin Corporation Employees Pension Plan, provides that if within three years following a “Change in Control” of Olin, any corporate action is taken or filing made in contemplation of, among other things, a plan termination or merger, or other transfer of assets or liabilities of the plan, and such termination, merger or other event thereafter takes place, plan benefits would automatically increase for affected participants (and retired participants) to absorb any surplus plan assets.

Non-Qualified Pension Plans

Olin Supplementary and Deferral Benefit Pension Plan, or Supplemental Plan

Under this Supplemental Plan, we pay a supplemental pension based on the formula described above on deferred compensation, including deferred incentive compensation.

The Supplemental Plan also provides additional pension benefits to highly compensated employees, whose benefits from qualified plans are limited by the Code. This plan provides for the payment of supplemental pension benefits equal to the reduction in the qualified plan benefit resulting from the IRS limitations.

The non-qualified Supplemental Plan provides that executives whose benefits have an actuarial present value in excess of $100,000 shall receive such benefits in the form of an “accelerated distribution,” unless the executive instead elects to receive monthly benefits. An “accelerated distribution” means that the executive will receive payment in the amount of the actuarial present value of the benefit due in one, two or three annual installments, as determined by the Company.

In the event of a “Change in Control,” we will pay each eligible employee a lump sum amount in cash sufficient to purchase an annuity which will provide the same monthly after tax benefit as the employee would have received under the Supplemental Plan based on benefits accrued as of the date of the Change in Control. The lump sum payment will be reduced to take into consideration monthly payments provided under trust arrangements or other annuities we establish or purchase in order to make payments under this plan.

Senior Executive Pension Plan, or Senior Plan

Our Senior Plan provides additional pension benefits for executives, as described in the Senior Plan. Under the Senior Plan, we pay pension benefits to executives when they retire after age 55. Benefits are reduced for executives who retire before age 62. The benefits are based on the average of the executive’s annual compensation (salary and bonus shown in the Summary Compensation Table on page 19) for the highest three years out of the last ten years that the executive is employed by the Company, including the year in which an executive retires. The benefits equal 3% of the executive’s average compensation multiplied by the number of years of participation in the Senior Plan, reduced by pension benefits that accrued under our qualified and other non-qualified plan for the period of time credited under the Senior Plan, and further reduced by 50% of employee’s primary Social Security benefit. The maximum benefit payable is 50% of the employee’s average compensation reduced by amounts payable from our qualified and non-qualified plans and certain adjustments set forth in the plan documents, if applicable. The Senior Plan also provides benefits to an executive’s surviving spouse equal to 50% of the executive’s benefits.

To receive benefits under the Senior Plan, an executive must meet the service requirements and other plan provisions regarding suspension of benefit accruals and cessation of benefits. Even if the benefits have accrued, the compensation committee may remove a participant from the Senior Plan for cause.

The Senior Plan provides that executives whose benefits have an actuarial present value in excess of $100,000 shall receive such benefits in the form of an “accelerated distribution,” unless the executive instead elects to receive monthly benefits. An “accelerated distribution” means that the executive will receive payment in the amount of the actuarial present value of the benefit due in one, two or three annual installments, as determined by the Company. However, in the event of a “Change in Control,” the Senior Plan will pay qualified executives a lump sum amount in cash sufficient to purchase an annuity, which will provide the same after-tax benefit. In addition, the agreements described above under “Executive Agreements” provide that an executive officer who is less than age 55 at the time of a “Change in Control,” will be treated as if he or she had retired at age 55, and the lump sum payment will be calculated based on the years of service at the date of a “Change in Control.”

The following table shows the maximum amount of retirement benefits annually payable in total under the qualified pension plan and the non-qualified pension plans. These amounts will be reduced by applicable offsets according to the plans’ provisions.

Pension Plan Table

	Years of Service
Compensation	10 Years	15 Years	20 Years	25 Years	30 Years	35 Years	40 Years
$ 200,000	$60,000	$90,000	$100,000	$100,000	$100,000	$105,000	$120,000
300,000	90,000	135,000	150,000	150,000	150,000	157,500	180,000
400,000	120,000	180,000	200,000	200,000	200,000	210,000	240,000
500,000	150,000	225,000	250,000	250,000	250,000	262,500	300,000
600,000	180,000	270,000	300,000	300,000	300,000	315,000	360,000
700,000	210,000	315,000	350,000	350,000	350,000	367,500	420,000
800,000	240,000	360,000	400,000	400,000	400,000	420,000	480,000
900,000	270,000	405,000	450,000	450,000	450,000	472,500	540,000
1,000,000	300,000	450,000	500,000	500,000	500,000	525,000	600,000

Credited years of service for the named executive officers as of December 31, 2002 are as follows: Mr. Rupp, 30.0 years (16.4 years under the Senior Plan); Mr. Ruggiero, 7.3 years (7.3 years under the Senior Plan); Mr. Gura, 34.5 years (15.4 years under the Senior Plan); Mr. Kosche, 29.8 years (9.6 years under the Senior Plan) and Mr. McIntosh, 25.6 years (3.9 years under the Senior Plan).

Other

Under our compensation plans and arrangements, all participants, including Directors, may defer payment of salaries, Director compensation and incentive compensation to cash and phantom stock accounts.

ITEM 2—PROPOSAL TO APPROVE OLIN CORPORATION 2003 LONG TERM INCENTIVE PLAN

The Board of Directors proposes that the shareholders approve the Olin Corporation 2003 Long Term Incentive Plan (the “2003 LTIP”), as adopted by the Board on January 30, 2003.

The principal features of the 2003 LTIP are summarized below. The summary is not intended to be a complete description of the 2003 LTIP, and you should review the entire 2003 LTIP, a copy of which is included in this Proxy Statement as Appendix A.

General Nature and Purpose

The principal purposes of the 2003 LTIP are to (a) attract and keep quality employees, (b) provide competitive compensation packages to participants, (c) motivate participants to achieve long-range goals, and (d) further identify participants’ interests with those of Olin’s shareholders.

Under the 2003 LTIP, a maximum of 1,700,000 shares of common stock is authorized for issuance upon exercise or granting of options, stock appreciation rights, or SARs, restricted stock, performance shares and other awards (collectively, Awards). As of the end of February 2003, the total number of shares available for stock option grants to our employees was approximately 421,460 (284,196 under the Olin Corporation 2000 Long Term Incentive Plan and 137,264 under the 1996 Stock Option Plan for Key Employees of Olin Corporation and Subsidiaries).

Performance-Based Awards

Section 162(m) of the Code denies the deduction for certain compensation in excess of $1 million per year paid by a public company to certain highly compensated officers. Certain types of compensation, including compensation based on performance measures, are excluded from this deduction limit. In order for compensation to qualify for this exception, among other things, (i) the compensation plan must provide for a limit on the compensation to be paid to each executive and (ii) the performance measures must be disclosed to and approved by shareholders in a separate vote prior to payment. As discussed above, the 2003 LTIP provides for limits on the amount of Awards to be paid to any participant.

In an effort to comply with the provisions of Section 162(m) and to qualify Awards issuable under the 2003 LTIP to certain executives as performance-based compensation eligible for exclusion from the deduction limit, the 2003 LTIP is being submitted to the shareholders for approval at the 2003 Annual Meeting. By approving the 2003 LTIP, you will, among other things, be approving the performance measures to be used under the 2003 LTIP.

The 2003 LTIP provides that Awards designated by the Committee as being performance-based shall have as performance measures one or more of the following: pre-tax profit, earnings per share, cash flow, economic value added (EVA®), net income, operating profit, return on capital, return on equity, return on net assets, earnings before interest, taxes, depreciation and amortization (EBITDA), revenues and total shareholder return. EVA is a registered trademark of Stern Stewart & Company.

Administration

A committee of the Board appointed by the Board, each member of which is both a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act (“Rule 16b-3”) and an “outside director” for purposes of Section 162(m) of the Code, will administer the 2003 LTIP. The full Board may also elect to administer the 2003 LTIP directly. The committee may delegate partial or full authority to one or more members of Olin’s management under the 2003 LTIP, with respect to eligible employees who are not “officers” for purposes of Section 16(b) of the Securities Exchange Act of 1934.

Subject to the terms and conditions of the 2003 LTIP, the committee has the authority to select the employees to whom Awards are to be made, to determine the number of shares to be subject to Awards and the terms and conditions of Awards, and to make all other determinations and to take other actions necessary or advisable for the administration of the 2003 LTIP (other than to reprice outstanding options). The Board or the committee may at any time suspend or terminate the 2003 LTIP. Shareholder approval is generally required to increase the maximum number of shares subject to Awards or other Award limits, to reduce the minimum option exercise price or to permit repricing of options.

Eligibility

Awards under the 2003 LTIP may be granted to employees of Olin (or any current or future subsidiaries) selected by the committee for participation in the 2003 LTIP.

Awards

The 2003 LTIP provides that the committee may grant or issue stock options, SARs, restricted stock, performance shares and dividend equivalents, or any combination thereof to any eligible employee. The committee will specify the type, terms and conditions of the Award. Each such Award may be set forth in a separate agreement with the person receiving the Award.

The 2003 LTIP provides that (a) Awards covering not more than 1,700,000 shares may be granted under the 2003 LTIP, (b) no more than 500,000 shares may be issued for Incentive Stock Options, (c) Awards intended to be “performance-based compensation” under Section 162(m) to any one individual may not exceed 300,000 shares of stock options and SARs in any calendar year, and (d) Awards intended to be “performance-based compensation” under Section 162(m) to any one individual may not exceed 150,000 shares of Restricted Stock and Performance Shares plus no more than $1,000,000 of other Awards in any calendar year, and (e) no more than 800,000 shares may be subject to Awards for Restricted Stock, Restricted Stock Unit, and Performance Shares.

The 2003 LTIP allows for grants of options, or the right to purchase common stock at a specified price. Options may be Non-Qualified Stock Options, or NQSOs, or Incentive Stock Options, or ISOs. No option exercise price may be less than the fair market value on the date of grant, (except that the exercise price for NQSOs granted to a new employee or an employee who has moved to a new job within Olin may be the fair market value on the date of hiring or promotion, if the option is granted within 90 days after such event). The option will become exercisable (at the discretion of the committee) in one or more installments on or after the grant date, subject to the participant’s continued employment with Olin.

ISOs will be designed to comply with certain restrictions contained in the Code. ISOs may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of Olin, the exercise price must be at least 110% of the fair market value of a share of

Common Stock on the date of grant, and the ISO must expire no later than the fifth anniversary of the date of its grant.

A restricted stock unit will entitle the holder to receive shares of Common Stock or cash at the end of a specified deferral period. The committee may issue up to an aggregate 85,000 shares of restricted stock without any minimum vesting period. Grants of restricted stock above that level must include a minimum one-year vesting period for performance-based restricted stock grants and a minimum three-year vesting period for restricted stock grants without any performance-based component. Restricted stock may be awarded and made subject to such other restrictions as may be determined by the committee. Such restrictions will lapse under such circumstances as the committee may determine, including upon the achievement of performance criteria referred to below. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until the restrictions (if any) are removed or expire. Recipients of restricted stock may have voting rights and receive dividends paid with respect to such stock prior to the time when the restrictions lapse, or the restricted stock may not be issued until the Award has vested, and, in that instance, the recipient would have no voting or dividend rights prior to the time when the vesting conditions are satisfied.

Performance shares will provide for future issuance of shares to the recipient upon the attainment of corporate performance goals established by the committee over specified performance periods. Prior to payment of performance shares the committee will certify that the performance objectives were satisfied. Performance objectives may vary from individual to individual and will be based upon such one or more performance criteria as the committee may deem appropriate, including the criteria described above.

SARs may be granted in connection with stock options or separately, and are payable in cash. The term of a SAR may not exceed ten years. A SAR will entitle the holder to receive with respect to each share subject thereto, an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise (or, if the committee so determines, at any time during a specified period before or after the date of exercise) over the exercise price of the SAR set by the committee as of the date of grant. Except as required by Section 162(m), there are no restrictions specified in the 2003 LTIP on the amount of gain realizable from the exercise of SARs, although restrictions may be imposed by the committee.

Dividend equivalents represent the value of any dividends per share paid by Olin, calculated with reference to the number of shares covered by the Awards held by the participant. This value is converted into cash or additional shares of Common Stock, as determined by the committee. Payment may be made concurrently with actual dividend payments or may be deferred, at the election of the committee.

General

Method of Exercise.    To exercise an option, the optionee must deliver to Olin a notice of exercise and full payment for the shares. The option price may be paid in cash, or by tendering shares of Common Stock already issued or issuable upon exercise of the option or by any other form of payment, which is approved by the committee and is consistent with the 2003 LTIP or applicable law, or by any combination of the above.

Termination of Employment.    Awards terminate upon termination of the participant’s employment by Olin for cause or by the employee without Olin’s written consent. Vested options held at the time an optionee’s employment terminates for any other reason (including retirement) may be exercised for three months after termination, or such longer period as the committee provides. In no event, however, can an option be extended beyond the expiration date.

Non-Compete.    If a participant renders service to a competitor of Olin, or discloses confidential information without Olin’s consent, or violates other terms of the 2003 LTIP, the committee may terminate any unvested, unpaid or deferred Awards held by the participant, or may require the participant to forfeit benefits received under the 2003 LTIP within the six months prior to such action.

Non-Transferability.    Options may be transferred only by will or by the laws of descent and distribution, and during a participant’s lifetime are exercisable only by the participant. However, the committee may in its discretion permit transfers by gift to a member of the holder’s family members or related entities or pursuant to certain domestic relations orders.

Acceleration of Awards.    The vesting of Awards will be accelerated in the event of Change in Control of Olin. A “Change in Control” occurs if:

•	the incumbent directors cease to constitute at least a majority of the members of the Board of Directors;

•	a person or group of persons other than Olin, a majority-owned subsidiary, employee benefit plan (or related trust) of Olin or such a subsidiary, or an underwriter on a temporary basis, becomes the beneficial owner (as that term is defined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended), of 20% or more of Olin’s then-outstanding voting stock;

•	all or substantially all of Olin’s business is disposed of, unless Olin is the surviving corporation of any such transaction or the shareholders of Olin immediately after the transaction own more than 50% of the aggregate voting interests of the surviving entity; or

•	Olin’s shareholders approve a plan of complete liquidation or dissolution of Olin.

If a participant in the 2003 LTIP is subject to excise tax on any benefits or payments received under the 2003 LTIP as a result of the “parachute tax” provisions of the Code, Olin will compensate him or her for such excise tax unless a compensating payment for excise tax on benefits under the 2003 LTIP is made under another benefit or employment plan or agreement.

ERISA.    The 2003 LTIP is neither a qualified pension, profit sharing or stock bonus plan under Section 401(a) of the Code nor an “employee benefit plan” subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Adjustments Upon Change in Capitalization.    If the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of Olin or other securities of Olin by reason of merger, consolidation, recapitalization, stock split, stock dividend, combination or exchange of shares, split-up, split-off, spin-off or other similar change in capitalization or any distribution to shareholders other than cash dividends, the committee will make an appropriate and equitable adjustment in the number, kind and prices of shares as to which all outstanding Awards will be awarded, including adjustments of the limitations on the maximum number and kind of shares subject to the Award Limits.

Changes from 2000 LTIP.    The 2003 LTIP is modeled after our current 2000 LTIP, approved by shareholders at the 2000 annual meeting. Changes from the 2000 LTIP include:

•	decreases or increases in the various caps imposed on different types of awards, based on changes in our incentive programs over the last two years,

•	the addition of EBITDA, net income, operating profit, revenues and total shareholder return to the approved performance criteria, and elimination of detailed definitions of the criteria, and

•	conforming the definition of “change in control” to the definition recently included in our other benefit plans.

Benefits Under 2003 LTIP

No awards have been granted under the 2003 LTIP, so that benefits accruing pursuant to the 2003 LTIP are not presently determinable.

Federal Income Tax Consequences

We believe that under present law, the following discussion summarizes the U.S. federal income tax consequences generally arising with respect to awards under the 2003 LTIP.

Stock Options.    The grant of a NQSO is generally not a taxable event either for the optionee or for Olin. Upon exercise of a NQSO, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock acquired upon exercise, determined at the date of exercise, over the exercise price of such option. Subject to Section 162(m), Olin will be entitled to a business expense deduction equal to such amount.

Generally, an optionee recognizes no taxable income upon the grant or exercise of an ISO, although payment of the option price with shares of Common Stock may result in taxable income on the transfer of the shares. The payment in shares will not affect the favorable tax treatment of the Common Stock received as a result of exercising the option. If an optionee meets the various holding period requirements, any gain or loss on the subsequent disposition of such Common Stock will be taxed to the optionee as long-term capital gain or loss. To the extent that an optionee recognizes ordinary income by reason of failing to meet those requirements, Olin generally will be entitled to a corresponding business expense deduction, subject to Section 162(m).

Restricted Stock.    A holder of restricted stock generally will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock. If the holder files an election with the Internal Revenue Service pursuant to Section 83(b) of the Code within 30 days of the receipt of the Common Stock pursuant to an award of restricted stock, the holder will be taxed in the year the Common Stock is received on the difference between the fair market value of the Common Stock at the time of receipt and the amount paid for the Common Stock, if any. Subject to Section 162(m), Olin is entitled to a business expense deduction that corresponds to the amount of ordinary income recognized by the holder.

Stock Appreciation Rights.    Generally, the holder of a stock appreciation right recognizes no income upon the grant of a SAR. Upon exercise, the holder will recognize as ordinary income the excess of the value of the SAR on the date of exercise over the value as of the date of grant. Subject to Section 162(m), Olin is entitled to a business expense deduction that corresponds to the amount of ordinary income recognized by the holder.

Dividend Equivalents and Deferred Payments of Restricted Stock.    In general, recipients of dividend equivalents, and deferred payments of restricted stock are taxable upon receipt. Subject to Section 162(m), Olin is entitled to a business expense deduction that corresponds to the amount of ordinary income recognized by the recipient.

Payment of Withholding Taxes

Olin may withhold, or require a participant to remit to Olin an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with Awards under the 2003 LTIP.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on this matter is required for this proposal to be adopted.

The Board of Directors recommends a vote FOR approval of the Olin Corporation 2003 Long Term Incentive Plan.

ITEM 3—PROPOSAL TO APPROVE AMENDED AND RESTATED 1997 STOCK PLAN FOR

NON-EMPLOYEE DIRECTORS

The Board of Directors proposes that the shareholders approve the Amended and Restated 1997 Stock Plan for Non-employee Directors, or the Directors Plan, as amended and restated by the Board on January 30, 2003. The Board’s approval of the amended and restated Directors Plan is subject to shareholder approval. Until such approval, the Directors Plan as in effect prior to January 30, 2003, remains applicable.

The principal features of the Directors Plan are summarized below. The summary is not intended to be a complete description of the Directors Plan, and you should review the entire Directors Plan, a copy of which is included in this Proxy Statement as Appendix B.

Purpose

The purpose of the Directors Plan is to promote our long-term growth and financial success by attracting and retaining directors of outstanding ability who are not our employees, and by promoting a greater alignment of interest between such directors and our shareholders. The Directors Plan is designed to achieve its purpose by paying a significant portion of director compensation in Olin common stock, which is subject to market risks and tied to the performance of Olin, rather than in cash.

A maximum of 250,000 shares of Olin common stock was authorized for issuance under the Directors Plan prior to January 30, 2003. The amended and restated Directors Plan increases that number to 300,000. As of the end of February 2003, without giving effect to the amendment and restatement of the Directors Plan, the total number of shares available for issuance was approximately 77,220. Approximately 127,220 shares would have been available as of that date under the Directors Plan as amended and restated.

Administration

The Compensation Committee of Olin’s Board of Directors administers the Directors Plan. Each member of the committee serves at the pleasure of the Board. Decisions of the committee are final and binding on all parties.

Eligibility

Any Olin director who is not an Olin employee participates in the Directors Plan.

Awards

Annual Stock Grant.    Each non-employee director on January 1 in any calendar year receives shares of Olin common stock with an aggregate fair market value equal to $45,000 ($24,000 prior to the amendment and restatement), calculated as of the second Thursday following the regularly scheduled January Board meeting, and rounded to the nearest 100 shares. If a director becomes a non-employee director after January 1, he or she receives a number of shares (rounded up to the next whole share in the event of a fractional share) of Olin common stock equal to one-twelfth of the number of shares issued to each other director earlier that year, multiplied by the number of whole calendar months remaining in the calendar year following the date he or she becomes a director. Those shares are credited on the second Thursday after the next regularly scheduled Board meeting after he or she becomes a non-employee director. Receipt of shares for annual stock grants is automatically deferred until the director leaves the Board and a director may extend the automatic deferral period.

Annual Retainer Stock Grant.    A non-employee director on January 1 receives a stock retainer for that year. The stock retainer is a number of shares (rounded up to the next whole share) of Olin common stock having an aggregate fair market value of $25,000 (calculated as of the second Thursday after the regularly scheduled January Board meeting). If a director becomes a non-employee director after January 1, he or she receives a number of shares (rounded up to the next whole share in the event of a fractional share) of Olin common stock having an aggregate fair market value equal to $2,084 (calculated as of the second Thursday after the next regularly scheduled Board meeting), times the number of whole calendar months remaining in such calendar year after the date he or she becomes a non-employee director.

A director may elect to defer receipt of all or any portion of such shares. Each director’s annual retainer is reduced by the $25,000 aggregate fair market value of the shares he or she receives as the stock retainer for such calendar year to determine the cash portion of the retainer, which we refer to as the excess retainer.

Election to Receive Meeting Fees, Committee Fees, Chair Fees and Excess Retainer in Stock In Lieu of Cash.    A director may elect to receive all or a portion of his or her board and committee meeting fees, fees received as board or committee chair and the excess retainer (the amount of the annual retainer over $25,000) in the form of shares of Olin common stock.

Deferral of Meeting Fees, Committee Fees, Chair Fees and Retainer.    A director may elect to defer all or a portion of his or her board and committee meeting fees, fees received as board or committee chair and his or her retainer (whether payable in cash or stock).

Arch Chemicals Shares.    In connection with the distribution of all outstanding shares of Arch Chemicals, Inc. to our shareholders on February 8, 1999, an Arch stock account was created for each participant in the Directors Plan at that time. Each such director’s account was credited with a number of shares of Arch Chemicals common stock equal to the number of shares the director would have received if he or she held the shares directly that were credited to his or her Olin stock account on the record date for the distribution.

Available Shares.    The total number of shares of Olin common stock that may be issued under the Directors Plan is 300,000 (250,000 before the amendment and restatement). The amount of the share grants and the total shares issuable under the Directors Plan may be increased or decreased by certain changes in capitalization described below. As of the end of February 2003, without giving effect to the amendment and restatement of the Directors Plan, the total number of shares available for issuance was approximately 77,220. Approximately 127,220 shares would have been available as of that date under the Directors Plan as amended and restated.

Dividends.    Each time a dividend is paid on Olin common stock, a director receives a credit for dividends on shares held in the director’s stock account, except that dividends attributable to shares credited for annual stock grants or the one-time stock grant are paid immediately, unless the director has elected to defer such dividends.

Cash dividends on shares of Olin or Arch Chemicals common stock are paid in cash unless the director has elected to defer the dividends, in which case the dividends will be credited to the applicable stock account. Other than such deferred dividends, a director may not contribute or add to his or her Arch Chemicals stock account.

Interest under the Directors Plan.    Each director’s cash account is credited with interest on his or her cash account balance at the rate of our before-tax borrowing cost. We pay interest on the second Thursday after each quarterly Board meeting on the balance in the cash account at the end of the prior quarter.

General

Payouts.    A director’s cash account and Arch Chemicals stock account will be paid in cash and a director’s Olin stock account will be paid in shares of Olin common stock unless the director elects at the time of the payment to take the Olin stock account in cash. Cash amounts and certificates representing shares credited to the Olin stock account will be delivered as soon as practicable following the termination of the deferral.

Change in Control.    If a change in control of Olin occurs, as defined in the Directors Plan, all amounts and shares credited to all cash accounts and stock accounts will be distributed, but the Olin stock accounts will be paid out in cash instead of shares of common stock.

Changes from Existing Directors Plan.    Changes in the amended and restated Directors Plan from the form of the plan in effect prior to January 30, 2003 include:

•	a 50,000 share increase in the total shares available for issuance under the Directors Plan;

•	an increase in the annual stock grant from $24,000 to $45,000; and

•	conforming the definition of “change in control” to the definition recently included in our other benefit plans.

Adjustments Upon Change in Capitalization.    If the outstanding shares of Olin common stock are changed into or exchanged for a different number or kind of shares in connection with a merger, consolidation, recapitalization or change in capitalization, stock or other non-cash dividend, extraordinary cash dividend, combination or exchange of shares, split-up, split-off, spin-off or other similar corporate event, the committee may make an appropriate adjustment in the number and kind of shares available under the plan or for any award, including adjustments to amounts held in stock or cash accounts.

Amendment or Termination.    The Directors Plan may be amended, suspended or terminated by action of the Board, except to the extent that amendments are required to be approved by shareholders under applicable law or the rules of the New York Stock Exchange. No termination of the Directors Plan shall adversely affect the rights of any director with respect to any amounts otherwise payable or credited to his or her cash account or stock account.

ERISA.    The Directors Plan is neither a qualified pension, profit sharing or stock bonus plan under Section 401(a) of the Code nor an “employee benefit plan” subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

New Plan Benefits.    None of Olin’s employees, including the executive officers named in the Summary Compensation Table on page 19, or any other executive employee will receive benefits under the Directors Plan. The actual benefits and units that will accrue to non-employee directors pursuant to the Directors Plan as amended and restated are not presently determinable, as the number of units will vary based on the fair market value of Olin common stock, and the cash for meeting and chair fees will vary based upon the number of meetings held and the chairmanships held by the directors. Had the amended and restated Directors Plan been in effect in 2002, based on a $45,000 annual stock grant, a $25,000 annual stock retainer, and the aggregate meeting and chair fees actually paid during 2002 to non-employee directors, the non-executive directors, as a group would have received an aggregate of approximately $42,000 awards in cash and 36,690 shares of our common stock.

Federal Income Tax Consequences

We believe that under present law, the following discussion summarizes the U.S. federal income tax consequences generally arising with respect to awards under the Directors Plan.

Compensation paid to our directors in cash is taxable to the directors as ordinary income when received. If a director receives compensation in Olin common stock, generally he or she will recognize ordinary income as of the later of the date such shares are received or six months following the date such shares are considered granted under Section 16(b) of the Securities Exchange Act of 1934, in an amount equal to the fair market value of the shares at that time. Dividend and interest equivalents earned on a director’s stock and cash accounts will be taxed as ordinary income when paid to the director.

If a director elects to defer receipt of cash or shares in accordance with the deferral provisions of the Directors Plan, the director’s one-time election with respect to deferral of the receipt of cash or the distribution of shares will not give rise to a taxable event before actual receipt or distribution. The director will recognize ordinary income and Olin will be entitled to a business expense deduction when the cash or shares are received, in each case based on the fair market value of the shares issued, determined at the date the shares are received.

Payment of Withholding Taxes

Olin may withhold, or require a director to remit to Olin, an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with awards under the Directors Plan.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on this matter is required for this proposal to be adopted.

The Board of Directors recommends a vote FOR approval of the Amended and Restated 1997 Stock Plan for Non-employee Directors.

ITEM 4—PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

KPMG LLP was our independent auditor for 2002. A summary of the fees we paid to KPMG during 2002 follows:

Nature of Service	Fees (in thousands)
Audit Fees (including quarterly financial reviews)	$762
Financial Information Systems Design and Implementation	—
All Other Fees:
• Assistance to internal audit–related to 2001 audits	36
• Benefit plan audits	154
• Environmental expense accounting/litigation support	11
• Tax advice and services	44
• Comfort letters	55
• Form S-4/S-8 assistance	73
• All other	7

Total Fees	$1,142

Who has the Board appointed as independent auditors for 2003?

The Board has appointed the firm of KPMG LLP as our independent auditors for the year 2003. The audit committee recommended the appointment of KPMG.

Is a shareholder vote required to approve Olin’s independent auditors?

The law and our By-laws do not require us to submit this matter to the shareholders at the annual meeting. The Board chose to submit it to the shareholders to ascertain their views. If shareholders do not ratify their appointment at the annual meeting, the Board of Directors intends to reconsider its appointment of KPMG LLP as independent auditors.

Will I have an opportunity to hear from KPMG LLP and ask them questions?

We expect representatives of KPMG LLP to be present at the annual meeting. They will have an opportunity to make a statement and to respond to appropriate questions if they desire to do so.

How many votes are required to approve the appointment of KPMG LLP as independent auditors for 2003?

To approve the appointment of KPMG LLP as independent auditors for 2003, the votes cast in favor of KPMG LLP must exceed the votes cast in opposition to KPMG LLP. Abstentions and shares held in street name that are not voted will not be included in determining the number of votes cast.

How does the Board recommend we vote?

The Board recommends that you vote FOR the ratification of the appointment of KPMG LLP as our independent auditors for 2003.

ITEM 5—SHAREHOLDER PROPOSAL REGARDING CHAIRMAN OF THE BOARD

Southern California Pipe Trades Retirement Fund, 501 Shatto Place, 5th Floor, Los Angeles, CA 90020, beneficial owner of 70,000 shares of common stock of the Company, has submitted the following proposal:

“RESOLVED: The shareholders of Olin Corporation (“Company”) urge the Board of Directors to amend the Company’s by laws to require that an independent director—as defined by the rules of the New York Stock Exchange (“NYSE”)—who has not served as an officer of the Company be its Chairman of the Board of Directors.

SUPPORTING STATEMENT

The recent wave of corporate scandals at such companies as Enron, WorldCom and Tyco has resulted in renewed emphasis on the importance of independent directors. For example, both the NYSE and NASDAQ have proposed new rules that would require corporations that wish to be traded on them to have a majority of independent directors.

Unfortunately, having a majority of independent directors alone is clearly not enough to prevent the type of scandals that have afflicted Enron, WorldCom and Tyco. All of these corporations had a majority of independent directors on their boards when the scandals occurred.

All of these corporations also had a Chairman of the Board who was also an insider, usually the Chief Executive Officer (“CEO”), or a former CEO, or some other officer. At our Company, the Chairman served as CEO until Jan. 1, 2002. Obviously, no matter how many independent directors there are on a board, that board is less likely to protect shareholder interests by providing independent oversight of the officers if the Chairman of that board is also the CEO, former CEO or some other officer of the company.

We respectfully urge the board of our Company to dramatically change its corporate governance structure and the public’s perception of it by having an independent director serve as its Chairman who is not a former CEO.

Although this change would be dramatic, it would hardly be radical. In the United Kingdom it is common to separate the offices of Chairman and CEO. In 1996, a blue ribbon commission on Director Professionalism of the National Association of Corporate Directors recommended that an independent director should be charged with “organizing the board’s evaluation of the CEO and providing continuous ongoing feedback; chairing executive sessions of the board; setting the agenda with the CEO, and leading the board in anticipating and responding to crises.”

STATEMENT OF THE BOARD OF DIRECTORS IN  OPPOSITION TO THIS SHAREHOLDER PROPOSAL

The Board believes that it is not in the best interests of the Company and its shareholders to require the Company to amend our By-laws to require that an independent director who has not served as an officer of the Company serve as Chairman of the Board of Directors.

Our By-laws require the Board to select a Chairman from its membership. The current Chairman is our former Chief Executive Officer. The Board believes it is in the best position to determine who should serve as Chairman at any given time in light of our then-current and anticipated future circumstances and believes it is best to retain flexibility in choosing to select an executive chair, non-executive chair, lead director or presiding director.

Six of the Board’s current nine directors are deemed to be independent under current SEC and current and proposed NYSE listing standards, so there are ample independent directors to offer critical review of management plans. Furthermore, independent directors chair all of the Board committees, other than the Executive Committee. The Audit Committee, the Compensation Committee, and the Directors and Corporate Governance Committee are composed solely of independent directors.

The Board believes that our By-laws provide appropriate flexibility for the selection of a Chairman and that the shareholder proposal imposes an unnecessary restriction that is not in the best interests of the Company and its shareholders.

To approve the shareholder proposal, the votes cast in favor of the proposal must exceed the votes cast in opposition to the proposal. Abstentions and shares held in street name that are not voted will not be included in determining the number of votes cast. If you do not indicate how you wish to vote regarding the shareholder proposal, your proxy will not be voted either in favor of or against the proposal.

For these reasons, the Board of Directors recommends a vote AGAINST Item 5.

By Order of the Board of Directors:

George H. Pain

Secretary

Dated: March 21, 2003

Appendix A

OLIN CORPORATION

2003 LONG TERM INCENTIVE PLAN

Section 1.    Purpose.

The general purposes of the Olin Corporation 2003 Long Term Incentive Plan (the “Plan”) are to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants’ interests with those of other shareholders of Olin Corporation (together with any successor, “Olin”) through compensation that is based on Olin’s common stock; and thereby promote the long-term financial interest of Olin and its Affiliates, including growth in the value of Olin’s equity and enhancement of long-term shareholder return.

Section 2.    Definitions.

As used in the Plan:

(a)	“Affiliate” means any corporation, partnership, joint venture or other entity during any period in which Olin owns, directly or indirectly, at least 50% of the total voting or profits interest.

(b)	“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share or Dividend Equivalent granted under the Plan.

(c)	“Award Agreement” means any written agreement or other instrument or document evidencing an Award granted under the Plan. The terms of any plan or guideline adopted by the Board or the Committee and applicable to an Award shall be deemed incorporated in and a part of the related Award Agreement.

(d)	“Board” means the Board of Directors of Olin.

(e)	“Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(f)	“Committee” means a committee of the Board designated by the Board to administer the Plan, each member of which is an “outside director” for purposes of Section 162(m) of the Code and a “non-employee director” for the purpose of Rule 16b-3, and, to the extent the Committee delegates authority to one or more individuals in accordance with the Plan, such individual(s).

(g)	“Dividend Equivalent” means any right granted under Section 6(c)(ii) of the Plan.

(h)	“Employee” means any employee of Olin or of an Affiliate.

(i)	“Exchange Act” means the Securities Exchange Act of 1934.

(j)	“Fair Market Value” means, with respect to shares of Olin common stock, the mean of the high and low per share sales prices of such common stock as reported on the consolidated transaction reporting system for New York Stock Exchange issues as of the relevant date, or the last preceding trading date, if such Shares were not traded on such date, and, with respect to any other property (including, without limitation, securities other than Shares), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

(k)	“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationship, or any person sharing the Participant’s household, other than a tenant or employee.

(l)	“Incentive Stock Option” means an option to purchase Shares granted under the Plan that is intended to meet the requirements of Section 422 of the Code.

(m)	“Incumbent Directors” means the individuals who, on the date this Plan is approved by shareholders, constitute the Board.

(n)	“Non-Qualified Stock Option” means an option to purchase Shares granted under the Plan that is not intended to be an Incentive Stock Option.

(o)	“Olin Voting Securities” means Olin’s then outstanding securities eligible to vote for the election of the Board.

(p)	“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(q)	“Participant” means an Employee granted an Award under the Plan.

(r)	“Performance Share” means any grant of a right to receive Shares which is contingent on the achievement of performance or other objectives during a specified period.

(s)	“Person” has the meaning of such term in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

(t)	“Released Securities” means securities that were Restricted Securities with respect to which all applicable restrictions imposed under the terms of the relevant Award have expired, lapsed or been waived or satisfied.

(u)	“Restricted Securities” means Awards of Restricted Stock or other Awards under which outstanding Shares are held subject to certain restrictions.

(v)	“Restricted Stock” means any grant of Shares, and “Restricted Stock Unit” means the grant of a right to receive Shares in the future, with such Shares or right to future delivery of Shares subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

(w)	“Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule.

(x)	“Shares” means the common stock of Olin and such other securities or property as may become the subject of Awards pursuant to an adjustment made under Section 4(b) of the Plan.

(y)	“Stock Appreciation Right” or “SAR” means any such right granted under Section 6(b) of the Plan.

Section 3.    Administration.

(a)	Powers of Committee. The Plan shall be administered by the Committee which shall have full power and authority to: (i) designate Participants; (ii) determine the Awards to be granted to Participants; (iii) determine the number of Shares (or securities convertible into Shares) to be covered by Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, substituted, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, substituted, forfeited or suspended, provided that no such action will result in repricing of Options prohibited by Section 3(e); (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and guidelines and appoint such agents as it shall deem appropriate for the administration of the Plan; and (ix) make any other determination and take any other action that it deems necessary or desirable for such administration.

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(b)	Committee Discretion. All designations, determinations, interpretations and other decisions with respect to the Plan or any Award shall be within the sole discretion of the Committee and shall be final, conclusive and binding upon all Persons, including Olin, any Affiliate, any Participants, any holder or beneficiary of any Award, any shareholder and any employee of Olin or of any Affiliate. The Committee’s powers include the adoption of modifications, amendments, procedures, subplans and the like as are necessary to comply with provisions of the laws of other countries in which Olin or an Affiliate may operate in order to assure the viability of Awards granted under the Plan and to enable Participants employed in such other countries to receive benefits under the Plan and such laws, provided that no such action results in repricing of Options prohibited by Section 3(e).

(c)	Board Authority. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

(d)	Delegation. Notwithstanding any provision of the Plan to the contrary, except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate to one or more officers or managers of Olin or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights or conditions with respect to, alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of Olin for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, provided that no such action shall result in repricing of Options prohibited by Section 3(e).

(e)	Prohibition on Option Repricing. Notwithstanding any other provision of the Plan, neither the Board nor the Committee may reprice, replace or regrant any Option granted under the Plan or any other plan of Olin, (i) through cancellation and replacement or regrant with lower priced options or (ii) by lowering the option exercise price of a previously granted award, without the prior approval of Olin’s shareholders.

Section 4.    Shares Available for Awards.

(a)	Shares Available. Subject to adjustment as provided in Section 4(b) of the Plan:

(i)	The aggregate number of Shares available for granting Awards under the Plan shall be 1,700,000.

(ii)	For purposes of this Section 4, other than Sections 4(c)(ii) and 4(c)(iii):

(A)	If any Shares covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or if the Shares are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan; and

(B)	If the exercise price of any Option granted under the Plan is satisfied by tendering Shares (by either actual delivery or by attestation), only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

(b)

Adjustments.    In the event of any change in the Shares by reason of stock dividends, stock splits, recapitalization, mergers, consolidations, combinations or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distributions to shareholders other than cash dividends, (i) the numbers, class and prices of Shares covered by

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outstanding Awards under the Plan (provided that no such adjustment shall result in repricing of Options prohibited by Section 3(e) of the Plan), (ii) the aggregate number and class of Shares available under the Plan, and (iii) the numbers and class of Shares that may be the subject of Awards pursuant to Section 4(c), shall be adjusted by the Committee, whose determination shall be conclusive.

(i)	Without limiting the foregoing, in the event of any split-up, split-off, spin-off or other distribution to shareholders of shares representing a part of Olin’s business, properties and assets, the Committee may modify an outstanding Award so that such Award shall thereafter relate to Shares of Olin and shares of capital stock of the corporation owning the business, properties and assets so split-up, split-off, spun-off or otherwise distributed to shareholders of Olin in the same ratio in which holders of the Shares became entitled to receive shares of capital stock of the corporation owning the business, properties and assets so split-up, split-off or spun-off or otherwise distributed, provided that no such action results in repricing of Options prohibited by Section 3(e).

(ii)	With respect to Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422 of the Code or any successor provision thereto, unless the holder of such Award of Incentive Stock Options agrees to convert such options to Non-qualified Stock Options.

(iii)	Notwithstanding the foregoing, a Participant to whom Dividend Equivalents or dividend units have been awarded shall not be entitled to receive a special or extraordinary dividend or distribution unless the Committee shall have expressly authorized such receipt.

(c)	Additional Restrictions. Subject to adjustment as provided in Section 4(b), the following additional maximums are imposed under the Plan:

(i)	The maximum number of Shares that may be issued for Options intended to be Incentive Stock Options shall be 500,000 Shares.

(ii)	For any Award intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)), no more than 300,000 Shares may be subject to Options and Stock Appreciation Rights granted to any one individual during any calendar-year period (regardless of when such Shares are deliverable).

(iii)	For any Award intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) other than an Option or Stock Appreciation Right payable in Shares, no more than 150,000 Shares plus no more than $1,000,000 may be subject to such other Awards granted to any one individual during any calendar-year period (regardless of when such Shares or cash are deliverable).

(iv)	No more than 800,000 Shares may be issued pursuant to Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards under this Plan.

Section 5.    Eligibility.

Any Employee, including any officer or employee-director, of Olin or an Affiliate shall be eligible to be designated a Participant, subject to any restrictions imposed by applicable law. An Award may be granted to an Employee prior to the date the Employee first performs services for the Company or the Affiliate, provided that such Awards shall not become vested prior to the date the Employee first performs such services.

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Section 6.    Awards.

(a)	Options. The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)	Exercise Price. The per Share exercise price shall be determined by the Committee, provided that such exercise price shall not be less than the Fair Market Value of a Share on the date of the Option grant; provided that, if a Non-qualified Option is granted in connection with the recipient’s hiring, promotion or similar event, the exercise price may be not less than the Fair Market Value of the Shares on the date on which the recipient is hired or promoted (or the similar event occurs), if the Option grant occurs not more than 90 days after the date of such event.

(ii)	Option Term. The term of each Option shall be fixed by the Committee, provided that in no event shall the term of an Option be more than a period of ten years from the date of its grant.

(iii)	Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which payment of the exercise price with respect thereto may be made.

(iv)	Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. Without limiting the preceding sentence, the aggregate Fair Market Value (determined at the time an option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other plan of the Participant’s employer corporation and its parent and subsidiary corporations providing for Options) shall not exceed such dollar limitation as shall be applicable to Incentive Stock Options under Section 422 of the Code or a successor provision.

(v)	Termination of Employment. In the event the employment of a Participant to whom an Option has been granted under the Plan shall be terminated (other than by reason of the Participant’s death or disability), such Option may, subject to the provisions of the next to last sentence of Section 6(a)(vi) be exercised (to the extent of the number of shares that the Participant was entitled to purchase under such Option at the termination of employment) at any time within three months after such termination (which three-month period may be extended by the Committee), but in no event shall such three-month period or any such extension permit the exercise of an Option after the expiration date of the Option. Options granted under the Plan shall not be affected by any change of duties or position so long as the Participant continues to be an Employee.

(vi)	Agreement to Service. Each Participant receiving an Option shall, by accepting the Option, agree that he or she will, during employment, devote his or her entire time, energy and skill to the service of Olin and the promotion of its interests, subject to vacations, sick leave and other absences in accordance with the regular policies of, or other reasons satisfactory to, Olin and its Affiliates. Such employment shall (subject to the terms of any contract between Olin or any such Affiliate and such Participant) be at the pleasure of Olin or such Affiliate, and shall be at such compensation as Olin or such Affiliate shall determine from time to time. Upon termination of such Participant’s employment either (a) for cause, or (b) voluntarily on the part of the Participant and without the written consent of Olin, any Awards held by him or her under the Plan, to the extent not theretofore exercised or vested, shall forthwith terminate. Retirement pursuant to any retirement plan of Olin or of an Affiliate shall be deemed to be a termination of employment with Olin’s consent.

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(vii)	Death. If a Participant to whom an Option has been granted shall die while an Employee, such Option may be exercised by the Participant’s executors, administrators, personal representatives or distributees or permitted transferees at any time within a period of one year after the Participant’s death (which period may be extended by the Committee), regardless of whether or not such Option had vested at the time of death. If a Participant to whom an Option has been granted shall die after his or her employment has terminated but while the Option remains exercisable, the Option may be exercised by the persons described above at any time within the longer of (a) the period that the Participant could have exercised the Option had he or she not died, or (b) one year after the date of death (which period may be extended by the Committee), but only to the extent the Option was exercisable at the time of the Participant’s death.

(viii)	Disability. If a Participant to whom an Option has been granted shall become totally and permanently disabled, as that term is defined in Section 22(e)(3) of the Code (or a successor provision), and the Participant’s employment is terminated as a result, such option may be exercised by the Participant or permitted transferee within one year after the date of termination of employment, to the extent that the Option was exercisable at the time of termination of employment.

(b)	Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants which may but need not relate to a specific Option granted under the Plan. Subject to the terms of the Plan and any applicable Award Agreement, each Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, up to the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the exercise price of the right as specified by the Committee, which shall not be less than the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the exercise price, term, methods of exercise, methods of payment or settlement, including whether such SAR shall be paid in cash or Shares, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee, but in no event shall the term of a Stock Appreciation Right exceed a period of ten years from the date of its grant.

(c)	Other Stock Awards.

(i)	Issuance. The Committee is authorized to grant Awards of Restricted Stock, Restricted Stock Units and Performance Shares to Participants.

(ii)	Dividends and Dividend Equivalents. An Award (including without limitation an Option or Stock Appreciation Right) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares subject to the Award (both before and after the Shares subject to the Award are earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Shares as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in Shares, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Share equivalents.

(iii)

Restrictions.    Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee may impose (including, without limitation, any limitation on the right to vote Restricted Stock or the right to receive any dividend or other right or property), which may lapse separately or in combination at such time or times, as the Committee may deem appropriate, provided that in order for a Participant to vest in Awards of Restricted Stock, the Participant must remain in the employ of Olin or an Affiliate for a period of not less than one (1) year after the grant of a Restricted Stock Award that includes one or

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more performance criteria, and not less than three (3) years after the grant of a Restricted Stock Award that does not include one or more performance criteria, in each case subject to Section 9 hereof and subject to relief for specified reasons as may be approved by the Committee. Notwithstanding the foregoing, the Committee may grant Awards for Restricted Stock for an aggregate number of Shares not to exceed 85,000 which vest in less than one (1) year after the date of grant, including immediate vesting, with or without any performance criteria.

(iv)	Forfeiture. Except as otherwise determined by the Committee, upon termination of employment for any reason during the applicable restriction period, all Shares of Restricted Stock still subject to restriction shall be forfeited and reacquired by Olin.

(v)	Performance-Based Awards. The Committee may designate whether any such Awards being granted to a Participant is intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code. Any Award so designated shall be conditioned on the achievement of one or more performance measures. Performance measures that may be used by the Committee for such purpose shall be based on one or more of the following criteria, on an absolute or a relative basis:

(A)	cash flow,
(B)	earnings per share,
(C)	EBITDA,
(D)	Economic Value Added/EVA®,
(E)	net income,
(F)	operating profit,
(G)	pre-tax profit,
(H)	return on capital,
(I)	return on equity,
(J)	return on net assets,
(K)	revenues, and
(L)	total shareholder return.

For Awards intended to be “performance-based compensation,” the grant of the Awards and the establishment of the performance measures shall be made during the period required under Code Section 162(m).

(d)	Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award agreement, payments to be made by Olin or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Notwithstanding the foregoing, the payment of the exercise price of an Option shall be subject to the following:

(i)	Subject to the following provisions of this subsection the full exercise price for Shares purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described below, payment may be made as soon as practicable after the exercise).

(ii)	The exercise price shall be payable in cash or by tendering, by either actual delivery of Shares or by attestation, Shares acceptable to the Committee, which Shares were either acquired at least six months before the exercise date or purchased on the open market, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

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(iii)	The Committee may permit a Participant to elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell Shares (or a sufficient portion of the Shares) acquired upon exercise of an Option and remit to Olin a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

(e)	Limits on Transfer of Awards. No Award (other than Released Securities) or right thereunder shall be assignable or transferable by a Participant, other than:

(i)	by will or the laws of descent and distribution (or, in the case of an Award of Restricted Securities, to Olin); or

(ii)	in the case of Awards other than Incentive Stock Options, to the extent permitted under the terms of the Award, by a gift or domestic relations order to any Family Member, to a trust in which the Participant and/or his or her Family Members hold more than 50% of the beneficial interest, to a foundation in which the Participant and/or Family Members control the management of assets, and any other entity in which the Participant and/or his or her Family Members own more than 50% of the voting interests.

For purposes of this provision, a transfer to an entity in exchange for an interest in that entity shall constitute a gift.

(f)	General.

(i)	No Cash Consideration for Awards. Participants shall not be required to make any cash payment for the granting of an Award except for such minimum consideration as may be required by applicable law.

(ii)	Awards May Be Granted Separately or Together. Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award or benefit granted under any other plan or arrangement of Olin or any Affiliate, or as payment for or to assure payment of an award or benefit granted under any such other such plan or arrangement, provided that the purchase or exercise price under an Option or other Award encompassing the right to purchase Shares shall not be reduced by the cancellation of such Award and the substitution of another Award. Awards so granted may be granted either at the same time as or at a different time from the grant of such other Awards or awards or benefits.

(iii)	General Restrictions. Delivery of Shares or other amounts under the Plan shall be subject to the following:

(A)	Notwithstanding any other provision of the Plan, Olin shall have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

(B)	To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

(iv)	Agreement With Olin. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant may be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require the Participant to sign a copy of such document, (an “Award Agreement” regardless of whether any Participant signature is required).

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(v)	Beneficiary. A Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries with respect to any Award to exercise the rights of the Participant, and to receive any property distributable, upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or a permitted transferee, or, if permissible under applicable law by the Participant’s guardian or legal representative.

(vi)	No Lien or Security Interest. No Award (other than Released Securities), and no right under any such Award, may be pledged, attached or otherwise encumbered other than in favor of Olin, and any purported pledge, attachment, or encumbrance thereof other than in favor of Olin shall be void and unenforceable against Olin or any Affiliate.

(vii)	No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted an Award, and there is no obligation for uniformity of treatment of Employees, Participants or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument accepting the Award required by the Committee and delivered a fully executed copy thereof to Olin, and otherwise complied with the then applicable terms and conditions.

(viii)	Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and, except as otherwise provided by the Committee, the delivery of any Shares or other benefits under the Plan to a Participant are conditioned on satisfaction of the applicable withholding requirements. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of Shares which the Participant already owns, or through the surrender of Shares to which the Participant is otherwise entitled under the Plan.

(ix)	Other Compensation Arrangements. Nothing contained in the Plan shall prevent Olin or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(x)	No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of Olin or any Affiliate. Nothing in the Plan or any Award Agreement shall limit the right of Olin or an Affiliate at any time to dismiss a Participant from employment, free from any liability or any claim under the Plan or the Award Agreement.

(xi)	Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Connecticut, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan or any award Agreement to the substantive law of another jurisdiction.

(xii)	Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable, or as to any Person or Award, or would disqualify the Plan or any Award, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such Person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

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(xiii)	No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between Olin or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from Olin or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of Olin or any Affiliate.

(xiv)	No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(xv)	Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(xvi)	Conflict with Plan. In the event of any inconsistency or conflict between the terms of the Plan and an Award Agreement, the terms of the Plan shall govern.

Section 7.    Amendment and Termination.

(a)	Amendments to the Plan. The Board or the Committee may amend, suspend, discontinue or terminate the Plan, including, without limitation, any amendment, suspension, discontinuation or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of Olin, no such amendment, suspension, discontinuation or termination shall be made that would:

(i)	increase the total number of Shares available for Awards under the Plan or the total number of Shares subject to one or more categories of Awards pursuant to Section 4(c), in either case except as provided in Section 4(b);

(ii)	reduce the minimum Option exercise price, except as provided in Section 4(b); or

(iii)	permit repricing of Options prohibited by Section 3(e); and

provided further that no amendment, suspension, discontinuation or termination (i) that would impair the rights of such Participant, holder or beneficiary shall be made with respect to Section 9 of the Plan after a Change in Control, as defined therein and (ii) may increase the amount of payment of any Award to any Participant.

(b)	Amendments to Awards. The Committee may waive any conditions or rights with respect to, or amend, alter, suspend, discontinue, or terminate, any unexercised Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or beneficiary of an Award, provided that no amendment, alteration, suspension, discontinuation or termination of an Award that would impair the rights of such Participant, holder or beneficiary shall be made after a Change in Control, as defined in Section 9; provided further that the Committee may not increase the payment of any Award granted any Participant.

(c)

Adjustments of Awards Upon Certain Acquisitions.    In the event Olin or any Affiliate shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another Person, the Committee may make such

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adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate.

(d)	Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting Olin, any Affiliate, or the financial statements of Olin or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits to be made available under the Plan.

Section 8.    Additional Conditions to Enjoyment of Awards.

(a)	The Committee may cancel any unexpired, unpaid or deferred Awards if at any time the Participant is not in compliance with all applicable provisions of the Award Agreement, the Plan and the following conditions:

(i)	A Participant shall not render services for any Person or engage, directly or indirectly, in any business which, in the judgment of the Committee is or becomes competitive with Olin or any Affiliate, or which is or becomes otherwise prejudicial to or in conflict with the interests of Olin or any Affiliate. Such judgment shall be based on the Participant’s positions and responsibilities while employed by Olin or an Affiliate, the Participant’s post employment responsibilities and position with the other Person or business, the extent of past, current and potential competition or conflict between Olin or an Affiliate and the other Person or business, the effect on customers, suppliers and competitors of the Participant’s assuming the post employment position, the guidelines established in the then current edition of Olin’s Standards of Ethical Business Practices, and such other considerations as are deemed relevant given the applicable facts and circumstances. The Participant shall be free, however, to purchase as an investment or otherwise, stock or other securities of such Person or business so long as they are listed upon a recognized securities exchange or traded over the counter, and such investment does not represent a substantial investment to the Participant or a greater than 1% equity interest in the organization or business.

(ii)	Participant shall not, without prior written authorization from Olin, disclose to anyone outside Olin, or use in other than Olin’s business, any secret or confidential information, knowledge or data, relating to the business of Olin or an Affiliate in violation of his or her agreement with Olin or the Affiliate.

(iii)	A Participant, pursuant to his or her agreement with Olin or an Affiliate, shall disclose promptly and assign to Olin or the Affiliate all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by Olin or the Affiliate, relating in any manner to the actual or anticipated business, research or development work of Olin or the Affiliate and shall do anything reasonably necessary to enable Olin or the Affiliate to secure a patent where appropriate in the United States and in foreign countries.

(b)	Notwithstanding any other provision of the Plan, the Committee in its sole discretion may cancel any Award at any time prior to the exercise thereof, if the employment of the Participant shall be terminated, other than by reason of death, unless the conditions in this Section 8 are met.

(c)

Failure to comply with the conditions of this Section 8 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award shall cause the exercise, payment or delivery to be rescinded. Olin shall notify the Participant in writing of any such rescission within two years after such exercise payment or delivery and within 10 days after receiving such notice, the Participant shall pay to Olin the amount of any gain realized or payment received as a result of the

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exercise, payment or delivery rescinded. Such payment shall be made either in cash or by returning to Olin the number of Shares that the Participant received in connection with the rescinded exercise, payment or delivery.

(d)	Upon exercise, payment or delivery pursuant to an Award, the Committee may require the Participant to acknowledge the terms and conditions of the Plan and to certify on a form acceptable to the Committee, that he or she is in compliance with the terms and conditions of the Plan.

(e)	Nothing herein shall be interpreted to limit the obligations of a Participant under his or her employee agreement or any other agreement with Olin.

Section 9.    Change in Control.

(a)	Except as the Board or the Committee may expressly provide otherwise prior to a Change in Control of Olin (as defined below) in the event of a Change in Control of Olin:

(i)	all Options and Stock Appreciation Rights then outstanding shall become immediately and fully exercisable, notwithstanding any provision therein for the exercise in installments;

(ii)	all restrictions and conditions of all Restricted Stock and Restricted Stock Units then outstanding shall be deemed satisfied as of the date of the Change in Control; and

(iii)	all Performance Share Awards shall become vested, deemed earned in full and promptly paid to the Participants, cash units in cash and phantom stock units in the Shares represented thereby or such other securities, property or cash as may be deliverable in respect of Shares as a result of a Change in Control, without regard to payment schedules and notwithstanding that the applicable performance cycle or retention cycle shall not have been completed.

(b)	A Change in Control of Olin means:

(i)	the Incumbent Directors cease for any reason to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the date shareholders approve this Plan, whose election or nomination for election was approved (either by a specific vote or by approval of the proxy statement of Olin in which such person is named as a nominee for director, without written objection to such nomination) by a vote of at least two-thirds of the directors who were, as of the date of such approval, Incumbent Directors, shall be an Incumbent Director; provided, however, that no individual initially appointed, elected or nominated as a director of Olin as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(ii)	any Person is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Olin representing 20% or more of the combined voting power of the Olin Voting Securities; provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control if such event results from any of the following: (A) the acquisition of Olin Voting Securities by Olin or any of its subsidiaries, (B) the acquisition of Olin Voting Securities by any employee benefit plan (or related trust) sponsored or maintained by Olin or any of its subsidiaries, (C) the acquisition of Olin Voting Securities by any underwriter temporarily holding securities pursuant to an offering of such securities, or (D) the acquisition of Olin Voting Securities pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii));

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(iii)	the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving Olin or any of its subsidiaries (a “Reorganization”) or sale or other disposition of all or substantially all of the assets of Olin to an entity that is not an affiliate of Olin (a “Sale”), unless immediately following such Reorganization or Sale: (A) more than 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of (x) the entity resulting from such Reorganization, or the entity which has acquired all or substantially all of the assets of Olin (in either case, the “Surviving Entity”), or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of more than 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity (the “Parent Entity”), is represented by Olin Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Olin Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Olin Voting Securities among the holders thereof immediately prior to the Reorganization or Sale, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the Parent Entity), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the outstanding voting securities of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) and (C) at least a majority of the members of the board of directors (or similar officials in the case of an entity other than a corporation) of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) following the consummation of the Reorganization or Sale were, at the time of the approval by the Board of the execution of the initial agreement providing for such Reorganization or Sale, Incumbent Directors (any Reorganization or Sale which satisfies all of the criteria specified in (A), (B) and (C) above being deemed to be a “Non-Qualifying Transaction”); or

(iv)	the stockholders of Olin approve a plan of complete liquidation or dissolution of Olin.

(c)	In the event that a Participant participates or agrees to participate by loan or equity investment (other than through ownership of less than 1% of publicly traded securities of another company) in a transaction (“acquisition”) which would result in an event described in Section 9(b)(i) or (ii), the Participant must promptly disclose such participation or agreement to Olin. If the Participant so participates or agrees to participate, no payments due under this Plan or by virtue of any Change in Control provisions contained in any compensation or benefit plan of Olin will be paid to the Participant until the acquiring group in which the Participant participates or agrees to participate has completed the acquisition. In the event the Participant so participates or agrees to participate and fails to disclose his or her participation or agreement, the Participant will not be entitled to any payments under this Plan or by virtue of Change in Control provisions in any Olin compensation or benefit plan, notwithstanding any of the terms hereof or thereof.

(d)	Anything in this Plan to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any Payment would be subject to the Excise Tax, then the Participant shall be entitled to receive an additional payment (the “Gross-Up Payment”) in an amount such that, after payment by the Participant of all taxes (and any interest or penalties imposed with respect to such taxes), including, without limitation, any income and employment taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Participant retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

(e)

Subject to the provisions of Section 9(f), all determinations required to be made under this Section 9, including whether and when a Gross-Up Payment is required, the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by

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KPMG LLP or such other nationally recognized certified public accounting firm as may be designated by the Participant (the “Accounting Firm”). The Accounting Firm shall provide detailed supporting calculations both to Olin and the Participant within 15 business days of the receipt of notice from the Participant that there has been a Payment or such earlier time as is requested by Olin. The Accounting Firm shall not determine that no Excise Tax is payable by the Participant unless it delivers to the Participant a written opinion that failure to report the Excise Tax on the Participant’s applicable federal income tax return would not result in the imposition of a negligence or similar penalty. All fees and expenses of the Accounting Firm shall be borne solely by Olin. Any Gross-Up Payment, as determined pursuant to this Section 9(e), shall be paid by Olin to the Participant within 5 days of the receipt of the Accounting Firm’s determination. Any determination by the Accounting Firm shall be binding upon Olin and the Participant. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments that will not have been made by Olin should have been made (the “Underpayment”), consistent with the calculations required to be made hereunder. In the event Olin exhausts its remedies pursuant to Section 9(f) and the Participant thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine that amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by Olin to or for the benefit of the Participant.

(f)	The Participant shall notify Olin in writing of any claims by the Internal Revenue Service that, if successful, would require the payment by Olin of the Gross-Up Payment. Such notification shall be given as soon as practicable but not later than 30 days after the Participant actually receives notice in writing of such claim and shall apprise Olin of the nature of such claim and the date on which such claim is requested to be paid; provided, however, that the failure of the Participant to notify Olin of such claim (or to provide any required information with respect thereto) shall not affect any rights granted to the Participant under this Section 9(f) except to the extent that Olin is materially prejudiced in the defense of such claim as a direct result of such failure. The Participant shall not pay such claim prior to the expiration of the 30-day period following the date on which the Participant gives such notice to Olin (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If Olin notifies the Participant in writing prior to the expiration of such period that Olin desires to contest such claim, the Participant shall:

(i)	give Olin any information reasonably requested by Olin relating to such claim;

(ii)	take such action in connection with contesting such claim as Olin shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney selected by Olin and reasonably acceptable to the Participant;

(iii)	cooperate with Olin in good faith in order to effectively contest such claim; and

(iv)	permit Olin to participate in any proceedings relating to such claim;

provided, however, that Olin shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest, and shall indemnify and hold the Participant harmless, on an after-tax basis, for any Excise tax or income or employment tax (including interest and penalties) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 9(f), Olin shall control all proceedings taken in connection with such contest, and, at its sole discretion, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the applicable taxing authority in respect of such claim and may, at its sole discretion, either direct the Participant to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Participant agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as Olin shall determine; provided, however, that, if Olin

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directs the Participant to pay such claim and sue for a refund, Olin shall advance the amount of such payment to the Participant, on an interest-free basis, and shall indemnify and hold the Participant harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties) imposed with respect to such advance or with respect to any imputed income in connection with such advance; and provided, further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Participant with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, Olin’s control of the contest shall be limited to issues with respect to which the Gross-Up Payment would be payable hereunder, and the Participant shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

(g)	If, after the receipt by the Participant of an amount advanced by Olin pursuant to Section 9(f), the Participant becomes entitled to receive any refund with respect to such claim, the Participant shall (subject to Olin’s complying with the requirements of Section 9(f) promptly pay to Olin the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Participant of an amount advanced by Olin pursuant to Section 9(f), a determination is made that the Participant shall not be entitled to any refund with respect to such claim, and Olin does not notify the Participant in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

(h)	Notwithstanding any other provision of this Section 9, Olin may, in its sole discretion, withhold and pay over to the Internal Revenue Service or any other applicable taxing authority, for the benefit of the Participant, all or any portion of the Gross-Up Payment, and the Participant hereby consents to such withholding.

(i)	Definitions. The following terms shall have the following meanings for purposes of this Section 9.

(A)	“Excise Tax” shall mean the excise tax imposed by Section 4999 of the Code, together with any interest or penalties imposed with respect to such excise tax.

(B)	A “Payment” shall mean any payment or distribution in the nature of compensation (within the meaning of Section 280G(b)(2) of the Code) to or for the benefit of the Participant, whether paid or payable pursuant to this Plan or otherwise.

Section 10.    Effective Date and Term.

Subject to the approval of Olin’s shareholders at the 2003 annual shareholders meeting the Plan shall be effective as of January 30, 2003 (the “Effective Date”); provided, however, that to the extent that Awards are granted under the Plan prior to its approval by shareholders, the Awards shall be contingent on approval of the Plan by the shareholders of Olin at such annual meeting. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided; however, that, to the extent required by the Code, no Incentive Stock Option may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted.

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Appendix B

OLIN CORPORATION

AMENDED AND RESTATED

1997 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

1.    Purpose.    The purpose of the Olin Corporation 1997 Stock Plan for Non-employee Directors the (“Plan”) is to promote the long-term growth and financial success of Olin Corporation by attracting and retaining non-employee directors of outstanding ability and by promoting a greater identity of interest between its non-employee directors and its shareholders.

2.    Definitions.    The following capitalized terms utilized herein have the following meanings:

“Board” means the Board of Directors of the Company.

“Cash Account” means an account established under the Plan for a Non-employee Director to which cash meeting fees, Board Chairman fees, Committee Chair fees and retainers, or other amounts under the Plan, have been or are to be credited in the form of cash.

“Change in Control” means the occurrence of any one of the following events:

(a)    individuals who, on November 1, 2002, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided that any person becoming a director subsequent to November 1, 2002, whose election or nomination for election was approved (either by a specific vote or by approval of the proxy statement of Olin Corporation in which such person is named as a nominee for director, without written objection to such nomination) by a vote of at least two-thirds of the directors who were, as of the date of such approval, Incumbent Directors, shall be an Incumbent Director; provided, however, that no individual initially appointed, elected or nominated as a director of Olin Corporation as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(b)    any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Olin Corporation representing 20% or more of the combined voting power of Olin Corporation’s then outstanding securities eligible to vote for the election of the Board (the “Olin Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control if such event results from any of the following: (A) the acquisition of Olin Voting Securities by Olin Corporation or any of its subsidiaries, (B) the acquisition of Olin Voting Securities by any employee benefit plan (or related trust) sponsored or maintained by Olin Corporation or any of its subsidiaries, (C) the acquisition of Olin Voting Securities by any underwriter temporarily holding securities pursuant to an offering of such securities, or (D) the acquisition of Olin Voting Securities pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii));

(i)    the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving Olin Corporation or any of its subsidiaries (a “Reorganization”) or sale or other disposition of all or substantially all of the assets of Olin Corporation to an entity that is not an affiliate of Olin Corporation (a “Sale”), unless immediately following such Reorganization or Sale: (A) more than 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of (x) the entity resulting from such Reorganization, or the entity which has acquired all or substantially all of the assets of Olin

Corporation (in either case, the “Surviving Entity”), or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of more than 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity (the “Parent Entity”), is represented by Olin Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Olin Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Olin Voting Securities among the holders thereof immediately prior to the Reorganization or Sale, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the Parent Entity), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the outstanding voting securities of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) and (C) at least a majority of the members of the board of directors (or similar officials in the case of an entity other than a corporation) of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) following the consummation of the Reorganization or Sale were, at the time of the approval by the Board of the execution of the initial agreement providing for such Reorganization or Sale, Incumbent Directors (any Reorganization or Sale which satisfies all of the criteria specified in (A), (B) and (C) above being deemed to be a “Non-Qualifying Transaction”);

(ii)    the stockholders of Olin Corporation approve a plan of complete liquidation or dissolution of Olin Corporation.

Notwithstanding the foregoing, the acquisition by any person of beneficial ownership of 20% or more of the combined voting power of Olin Voting Securities solely as a result of the acquisition of Olin Voting Securities by Olin Corporation which reduces the number of Olin Voting Securities outstanding shall be deemed not to result in a Change in Control; provided, however, that if such person subsequently becomes the beneficial owner of additional Olin Voting Securities that increases the percentage of outstanding Olin Voting Securities beneficially owned by such person, a Change in Control of Olin Corporation shall then be deemed to occur.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee (or its successor) of the Board.

“Common Stock” means the Company’s Common Stock, $1.00 par value per share.

“Company” means Olin Corporation, a Virginia corporation, and any successor.

“Credit Date” means the second Thursday after the regularly scheduled board meeting in each calendar quarter (January, April, July and October).

“Excess Retainer” means with respect to a Non-employee Director the amount of the full annual cash retainer payable to such Non-employee Director from time to time by the Company for service as a director in excess of $25,000, if any; provided that in the event the annual cash retainer is prorated to reflect that such Non-employee Director did not serve as such for the full calendar year, the $25,000 shall be similarly prorated.

“Fair Market Value” means, with respect to a date, on a per share basis, with respect to phantom shares of Common Stock or Spin-Off Company Common Stock, the average of the high and the low price of a share of Common Stock or Spin-Off Company Common Stock, as the case may be, as reported on the consolidated tape of the New York Stock Exchange on such date or if the New York Stock Exchange is closed on such date, the next succeeding date on which it is open.

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“Interest Rate” means the rate of interest equal to the Company’s before-tax cost of borrowing as determined from time to time by the Chief Financial Officer, the Treasurer or the Controller of the Company (or in the event there is no such borrowing, the Federal Reserve A1/P1 Composite rate for 90-day commercial paper plus 10 basis points, as determined by any such officer) or such other rate as determined from time to time by the Board or the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Non-employee Director” means a member of the Board who is not an employee of the Company or any subsidiary thereof.

“Olin Stock Account” means the Stock Account to which phantom shares of Common Stock are credited from time to time.

“Plan” means this Olin Corporation 1997 Stock Plan for Non-employee Directors as amended from time to time.

“Prior Plans” means the 1994 Plan and all of the Corporation’s other directors’ compensation plans, programs, or arrangements which provided for a deferred cash or stock account.

“Retirement Date” means the date the Non-employee Director ceases to be a member of the Board for any reason.

“Spin-Off Company” means Arch Chemicals, Inc., a Virginia corporation and any successor.

“Spin-Off Company Common Stock” means shares of common stock of the Spin-Off Company, par value $1.00 per share.

“Spin-Off Company Stock Account” means the Stock Account to which phantom shares of Spin-Off Company Common Stock are credited.

“Stock Account” means an account established under the Plan for a Non-employee Director to which shares of Common Stock and Spin-Off Company Common Stock have been or are to be credited in the form of phantom stock, which shall include the Olin Stock Account and the Spin-Off Company Stock Account.

3.    Term.    The Plan originally became effective January 1, 1997, and, as amended and restated prior to January 30, 2003, shall remain in effect until shareholder approval of this amendment and restatement. Upon such shareholder approval, this Amended and Restated Plan shall become effective, and shall operate and shall remain in effect until terminated by action of the Board as provided in Section 9 hereof.

4.    Administration.    Full power and authority to construe, interpret and administer the Plan shall be vested in the Committee. Decisions of the Committee shall be final, conclusive and binding upon all parties.

5.    Participation.    All Non-employee Directors shall participate in the Plan.

6.    Grants and Deferrals.

(a)    Annual Stock Grant.    Subject to the terms and conditions of the Plan, on the second Thursday following the regularly scheduled January Board meeting each year, each Non-employee Director shall be credited with a number of shares of Common Stock with an aggregate Fair Market Value on such date equal to $45,000, rounded to the nearest 100 shares; provided, however, that for 2003, the total number of shares issuable shall be calculated as of February 13, 2003, but only the shares issuable with respect to $24,000 of the Annual Stock Grant shall be

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credited to the Olin Stock Accounts of Non-employee Directors, and the remaining shares (together with dividend equivalents on such shares, if any) shall be credited to the Olin Stock Accounts of the Non-employee Directors as soon as possible after approval of this Plan, as amended and restated, by the Company’s shareholders. It is intended that, in the event this Plan, as amended and restated, is so approved by shareholders, Non-employee Directors shall receive an aggregate $45,000 Annual Stock Grant for 2003, under the Plan as in existence prior to January 30, 2003 and as amended. To be entitled to such credit in any calendar year, a Non-employee Director must be serving as such on January 1 of such year; provided, however, that in the event a person becomes a Non-employee Director subsequent to January 1 of a calendar year, such Non-employee Director, on the Credit Date next following his or her becoming such, shall be credited with that number of shares (rounded up to the next whole share in the event of a fractional share) of Common Stock equal to one-twelfth of the number of shares issued to each other Non-employee Director as the Annual Stock Grant for such year, multiplied by the number of whole calendar months remaining in such calendar year following the date he or she becomes a Non-employee Director. Actual receipt of shares shall be deferred and each eligible Non-employee Director shall receive a credit to his or her Olin Stock Account in the amount of such shares and on the date of such credit. A Non-employee Director may elect in accordance with Section 6(f) to defer to his or her Olin Stock Account receipt of all or any portion of such shares to a date or dates on or following such Non-employee Director’s Retirement Date. Except with respect to any shares the director has so elected to defer, certificates representing such shares shall be delivered to the Non-employee Director (or in the event of death, to his or her beneficiary designated pursuant to Section 6(i)) as soon as practicable following such Non-employee Director’s Retirement Date.

(b)    Annual Retainer Stock Grant.    Subject to the terms and conditions of the Plan, on the second Thursday following the regularly scheduled January board meeting of each year, each Non-employee Director who is such on January 1 of that year shall receive that number of shares (rounded up to the next whole share) of Common Stock having an aggregate Fair Market Value on the second Thursday following the regularly scheduled January board meeting of $25,000. In the event a person becomes in a calendar year a Non-employee Director subsequent to January 1 and has not received the annual stock retainer for such calendar year, such person, on the Credit Date next following his or her becoming such, shall receive that number of shares (rounded up to the next whole share in the event of a fractional share) of Common Stock having an aggregate Fair Market Value on such Credit Date equal to $2,084 times the number of whole calendar months remaining in such calendar year following the date he or she becomes a Non-employee Director. The annual cash retainer payable to the Non-employee Director shall be reduced by the aggregate Fair Market Value of the shares the Non-employee Director receives or defers as the annual retainer stock grant (excluding any rounding of fractional shares) on the date such Fair Market Value is calculated. A Non-employee Director may elect to defer receipt of all or any portion of such shares in accordance with Section 6(f). Except with respect to any shares the director has so elected to defer, certificates representing such shares shall be delivered to such Non-employee Director (or in the event of death, to his or her beneficiary designated pursuant to Section 6(i)) as soon as practicable following the date as of which the shares are awarded.

(c)    One-time Stock Grant.    Subject to the terms and conditions of the Plan, receipt of all shares of Olin Stock credited under the one-time grants to certain Non-employee Directors that the Company made as of January 15, 1997, shall be deferred. Such Non-employee Directors may elect in accordance with Section 6(f) to defer receipt of all or any portion of such shares to a date or dates following such Non-employee Director’s Retirement Date. Except with respect to any shares so deferred, certificates representing such shares shall be delivered to such Non-employee Directors (or in the event of death, to his or her beneficiary designated pursuant to Section 6(i)) as soon as practicable following his or her Retirement Date.

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(d)    Election to Receive Meeting Fees, Chairman of the Board Fees, Committee Chair Fees and Excess Retainer in Stock in Lieu of Cash.    Subject to the terms and conditions of the Plan, a Non-employee Director may elect to receive all or a portion of the director meeting fees, fees as Chairman of the Board, fees as a Committee Chair and the Excess Retainer payable in cash by the Company for his or her service as a director for the calendar year in the form of shares of Common Stock. Such election shall be made in accordance with Section 6(f). A Non-employee Director who so elects to receive all or a portion of the Excess Retainer in the form of shares for such year shall be paid on the second Thursday following the regularly scheduled January board meeting (or in the case of proration, when the annual stock retainer is to be paid or credited) a number of shares (rounded up to the next whole share in the event of a fractional share) equal to the amount of Excess Retainer which has been elected to be paid in shares divided by the Fair Market Value per share on the second Thursday following the regularly scheduled January board meeting of such calendar year (or in the case of a Non-employee Director who becomes such after January 1, on the Credit Date next following the day such new Non-employee Director became such). The number of shares (rounded up to the next whole share in the event of a fractional share) for a calendar quarter payable to a Non-employee Director who so elects to receive meeting fees, Board Chairman fees, or Committee Chair fees in the form of shares shall be equal to the aggregate Fair Market Value on the Credit Date next following the meeting for which such director meeting fees have been earned in the case of director meeting fees, or to the aggregate Fair Market Value on the scheduled payment date in the case of Board Chairman fees and Committee Chair fees and which are elected to be paid in shares. Except with respect to any shares the director has elected to defer, certificates representing such shares shall be delivered to the Non-employee Director as soon as practicable following the date as of which the Excess Retainer and/or fees would have been paid in cash absent an election hereunder.

(e)    Deferral of Meeting Fees, Chairman of the Board Fees, Committee Chair Fees and Excess Retainer.    Subject to the terms and conditions of the Plan, a Non-employee Director may elect to defer all or a portion of the shares payable under Section 6(d) and all or a portion of the director meeting fees, fees as Chairman of the Board, fees as a Committee Chair and Excess Retainer payable in cash by the Company for his or her service as a director for the calendar year. The amount of the Excess Retainer deferred in cash shall be credited on the second Thursday following the regularly scheduled January Board meeting (or in the case of proration, on the first day of the next calendar month following the day such new Non-employee Director becomes such). Such election shall be made in accordance with Section 6(f). A Non-employee Director who elects to so defer shall have any deferred shares deferred in the form of shares of Common Stock and any deferred cash fees and retainer deferred in the form of cash.

(f)    Elections.

(1)    Deferrals.    All elections under Sections 6(a), 6(b), 6(c), 6(d), 6(e), 6(f)(2) and 6(f)(3) shall (A) be made in writing and delivered to the Secretary of the Company and (B) be irrevocable. All Non-employee Director elections for payments in cash or stock or for deferrals shall be made before January 1 of the year in which the shares of Common Stock or director’s fees and retainer are to be earned (or, in the case of an individual who becomes a Non-employee Director during a calendar year, prior to the date of his or her election as a director). Deferral elections shall also (A) specify the portions (in 25% increments) to be deferred and (B) specify the future date or dates on which deferred amounts are to be paid, or the future event or events upon the occurrence of which the deferred amounts are to be paid, and the method of payment (lump sum or annual installments (up to 10)). However, Non-employee Directors may elect to defer all of his or her cash dividends on the Stock Account in whole and not in part and all of his or her interest on the Cash Account in whole but not in part. Installment payments from an Account shall be equal to the Account balance (expressed in shares in the case of the Stock Account, otherwise the cash value of the Account) at the time

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of the installment payment times a fraction, the numerator of which is one and the denominator of which is the number of installments not yet paid. Fractional shares to be paid in any installment shall be rounded up to the next whole share. In the event of an election under Section 6(d) for director meeting fees, Board Chairman fees, Committee Chair fees or Excess Retainer to be paid in shares of Common Stock, the election shall specify the portion (in 25% increments) to be so paid. Any change with respect to the terms of a Non-employee Director’s election for (A) amount or form of any future deferral or the form of payment of any director compensation hereunder may be made at any time prior to such compensation being earned (and in the case of quarterly fees, prior to the start of the quarter in which the fees are to be earned) and (B) the timing (which timing may not accelerate a distribution date) or amount of payments from any Account shall only be effective if made at least six months prior to the payout and in the calendar year prior to the calendar year payout is to occur.

(2)    Olin Stock Account.    On the Credit Date (or in the case of a proration, on the first day of the appropriate calendar month), a Non-employee Director who has elected to defer shares under Sections 6(b) or 6(e) shall receive a credit to his or her Olin Stock Account. The amount of such credit shall be the number of shares so deferred (rounded to the next whole share in the event of a fractional share). A Non-employee Director may elect to defer the cash dividends paid on his or her Stock Account in accordance with Section 6(f)(4).

(3)    Cash Account.    On the Credit Date or in the case of the Excess Retainer, on the day on which the Non-employee Director is entitled to receive such Excess Retainer, a Non-employee Director who has elected to defer cash fees and/or the Excess Retainer under Section 6(e) in the form of cash shall receive a credit to his or her Cash Account. The amount of the credit shall be the dollar amount of such Director’s meeting fees, Board Chairman fees or Committee Chair fees earned during the immediately preceding quarterly period or the amount of the Excess Retainer to be paid for the calendar year, as the case may be, and in each case, specified for deferral in cash. A Non-employee Director may elect to defer interest paid on his or her Cash Account in accordance with Section 6(f)(4).

(4)    Dividends and Interest.    Each time a cash dividend is paid on Common Stock or Spin-Off Company Common Stock, a Non-employee Director who has shares of such stock credited to his or her Stock Account shall be paid on the dividend payment date such cash dividend in an amount equal to the product of the number of shares credited to the Non-employee Director’s Olin Stock Account or Spin-Off Company Stock Account, as the case may be, on the record date for such dividend times the dividend paid per applicable share unless the director has elected to defer such dividend to his or her applicable Stock Account as provided herein. If the Non-employee Director has elected to defer such dividend, he or she shall receive a credit for such dividends on the dividend payment date to his or her Olin Stock Account or Spin-Off Company Stock Account, as the case may be. The amount of the dividend credit shall be the number of shares (rounded to the nearest one-thousandth of a share) determined by multiplying the dividend amount per share by the number of shares credited to such director’s applicable Stock Account as of the record date for the dividend and dividing the product by the Fair Market Value per share of Common Stock or Spin-Off Company Common Stock, as the case may be, on the dividend payment date. A Non-employee Director who has a Cash Account shall be paid directly on each Credit Date interest on such account’s balance at the end of the preceding quarter, payable at a rate equal to the Interest Rate in effect for such preceding quarter unless such Non-employee Director has elected to defer such interest to his or her Cash Account, in which case such interest shall be credited to such Cash Account on the Credit Date.

(5)     Payouts.    Cash Accounts and the Spin-Off Company Stock Account will be paid out in cash and Olin Stock Accounts shall be paid out in shares of Common Stock unless the Non-employee Director elects at the time the payment is due to take the Olin Stock Account in

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cash. Cash amounts and certificates representing shares credited to the Olin Stock Account shall be delivered to the Non-employee Director as soon as practicable following the termination of the deferral and consistent therewith.

(g)    No Stock Rights.    Except as expressly provided herein, the deferral of shares of Common Stock or Spin-Off Company Common Stock into a Stock Account shall confer no rights upon such Non-employee Director, as a shareholder of the Company or of the Spin-Off Company or otherwise, with respect to the shares held in such Stock Account, but shall confer only the right to receive such shares credited as and when provided herein.

(h)     Change in Control.    Notwithstanding anything to the contrary in this Plan or any election, in the event a Change in Control occurs, amounts and shares credited to Cash Accounts (including interest accrued to the date of payout) and Stock Accounts shall be promptly distributed to Non-employee Directors except the Olin Stock Account shall be paid out in cash and not in the form of shares of Common Stock. For this purpose, the cash value of the amount in the Stock Account shall be determined by multiplying the number of shares held in the Olin Stock Account or the Spin-Off Company Stock Account by the higher of (i) the highest Fair Market Value of Common Stock or Spin-Off Company Common Stock, as appropriate, on any date within the period commencing 30 days prior to such Change in Control and ending on the date of the Change in Control, or (ii) if the Change in Control occurs as a result of a tender or exchange offer or consummation of a corporate transaction, then the highest price paid per share of Common Stock or Spin-Off Company Common Stock, as appropriate, pursuant thereto.

(i)    Beneficiaries.    A Non-employee Director may designate at any time and from time to time a beneficiary for his or her Stock and Cash Accounts in the event his or her Stock or Cash Account may be paid out following his or her death. Such designation shall be in writing and must be received by the Company prior to the death to be effective.

(j)     Prior Plan Accounts.     Any transfers made to a Cash Account or a Stock Account from Prior Plans shall be maintained and administered pursuant to the terms and conditions of this Plan; provided that prior annual 100- or 204-share grant deferrals shall be treated as deferrals of 204-share grants under this Plan, the $25,000 annual share grant under the 1994 Plan shall be treated as deferrals under Paragraph 6(b) hereof and deferrals of meeting fees under all Prior Plans and of the Excess Retainer under the 1994 Plan shall be treated as deferrals under Paragraph 6(d) hereof. Prior elections and beneficiary designations under the 1994 Plan and this Plan shall govern this Plan unless changed subsequent to October 2, 1997.

(k)     Stock Account Transfers.     A Non-Employee Director may elect from time to time to transfer all or a portion (in 25% increments) of his or her Spin-Off Company Stock Account to his or her Olin Stock Account. The amount of phantom shares of Common Stock to be credited to a Non-Employee Director’s Olin Stock Account shall be equal to the number of shares of Common Stock that could be purchased if the number of phantom shares of Spin-Off Company Common Stock in his or her Spin-Off Company Stock Account being transferred were sold and the proceeds reinvested in Common Stock based on the Fair Market Value of each. Except as provided in Section 6(f)(4) with respect to dividends or in Section 8, no additional contributions or additions may be made to a Non-Employee Director’s Spin-Off Company Stock Account after the Distribution Date.

7.    Limitations and Conditions.

(a)     Total Number of Shares.    The total number of shares of Common Stock that may be issued to Non-employee Directors under the Plan is 300,000. Such total number of shares may consist, in whole or in part, of authorized but unissued shares. The foregoing number may be increased or decreased by the events set forth in Section 8 below. No fractional shares shall be issued hereunder. In the event a Non-employee Director is entitled to a fractional share, such share amount shall be rounded upward to the next whole share amount.

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(b)    No Additional Rights.    Nothing contained herein shall be deemed to create a right in any Non-employee Director to remain a member of the Board, to be nominated for reelection or to be reelected as such or, after ceasing to be such a member, to receive any cash or shares of Common Stock under the Plan which are not already credited to his or her accounts.

8.    Stock Adjustments. In the event of any merger, consolidation, stock or other non-cash dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares or recapitalization or change in capitalization, or any other similar corporate event, the Committee may make such adjustments in (i) the aggregate number of shares of Common Stock that may be issued under the Plan as set forth in Section 7(a) and the number of shares that may be issued to a Non-employee Director with respect to any year as set forth in Section 6(a) and the number of shares of Olin Common Stock or Spin-Off Company Common Stock, as the case may be, held in a Stock Account, (ii) the class of shares that may be issued under the Plan and (iii) the amount and type of payment that may be made in respect of unpaid dividends on shares of Spin-Off Company Common Stock or Common Stock whose receipt has been deferred pursuant to Section 6(f), as the Committee shall deem appropriate in the circumstances. The determination by the Committee as to the terms of any of the foregoing adjustments shall be final, conclusive and binding for all purposes of the Plan.

9.    Amendment and Termination. This Plan may be amended, suspended or terminated by action of the Board, except to the extent that amendments are required to be approved by the Company’s shareholders under applicable law or the rules of the New York Stock Exchange or any other exchange or market system on which the Common Stock is listed or traded. No termination of the Plan shall adversely affect the rights of any Non-employee Director with respect to any amounts otherwise payable or credited to his or her Cash Account or Stock Account.

10.    Nonassignability. No right to receive any payments under the Plan or any amounts credited to a Non-employee Director’s Cash or Stock Account shall be assignable or transferable by such Non-employee Director other than by will or the laws of descent and distribution or pursuant to a domestic relations order. The designation of a beneficiary under Section 6(i) by a Non-employee Director does not constitute a transfer.

11.    Unsecured Obligation.     Benefits payable under this Plan shall be an unsecured obligation of the Company.

12.    Rule 16b-3 Compliance.     It is the intention of the Company that all transactions under the Plan be exempt from liability imposed by Section 16(b) of the Exchange Act. Therefore, if any transaction under the Plan is found not to be in compliance with an exemption from such Section 16(b), the provision of the Plan governing such transaction shall be deemed amended so that the transaction does so comply and is so exempt, to the extent permitted by law and deemed advisable by the Committee, and in all events the Plan shall be construed in favor of its meeting the requirements of an exemption.

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Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.
Item 1—	ELECTION OF DIRECTORS
	Nominees:			Item 3—	APPROVAL OF THE AMENDED AND RESTATED 1997 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS	FOR ☐	AGAINST ☐	ABSTAIN ☐
	01 Donald W. Griffin	FOR (except as noted below)	WITHHELD FOR ALL
02 James G. Hascall
	03 William W. Higgins					FOR	AGAINST	ABSTAIN
WITHHOLD FOR: (Write that nominee’s name in the space provided below).		☐	☐	Item 4—	RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	☐	☐	☐
The Board of Directors recommends a vote AGAINST Item 5.
				Item 5—	SHAREHOLDER PROPOSAL REGARDING CHAIRMAN OF THE BOARD	FOR ☐	AGAINST ☐	ABSTAIN ☐
	FOR	AGAINST	ABSTAIN				YES	NO
Item 2—	APPROVAL OF THE OLIN CORPORATION 2003 LONG TERM INCENTIVE PLAN. ☐	☐	☐			WILL ATTEND MEETING	☐	☐

Signature                                                               Signature                                                      Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

é    FOLD AND DETACH HERE    é

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting are available through 11:00 PM Eastern Daylight Time on April 23, 2003.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/oln	OR	Telephone 1-800-435-6710	OR	Mail

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

PROXY

OLIN CORPORATION

501 Merritt 7, Norwalk, CT 06856

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

WILLIAM W. HIGGINS, G. JACKSON RATCLIFFE, JR., and JOSEPH D. RUPP, or any of them, with full power of substitution, are hereby appointed proxies to vote all Common Stock of the undersigned in Olin Corporation which the undersigned would be entitled to vote on all matters which may come before the Annual Meeting of Shareholders to be held on April 24, 2003, at 8:30 a.m. and at any adjournment.

This Proxy will be voted as directed by the shareholder on the items listed on the reverse side. If no contrary direction is specified, this Proxy will be voted FOR Items 1, 2, 3 and 4 and will not be voted FOR or AGAINST Item 5. Should any nominee be unable to serve, this Proxy may be voted for a substitute selected by the Board of Directors.

This card also provides confidential voting instructions for shares held in the Olin Corporation Contributing Employee Ownership Plan or Arch Chemicals, Inc. Contributing Employee Ownership Plan. (We refer to both of these plans as the “CEOP”). If you are a participant and have shares of Olin Common Stock allocated to your account in the CEOP, please read the following instruction regarding voting of those shares.

Trustee’s Authorization: As a named fiduciary, you may direct JPMorgan Chase Bank, as Trustee of the CEOP, how to vote the shares of Olin Common Stock allocated to your CEOP account by completing and returning this Voting Instruction Form or sending your voting instructions via telephone or Internet. The Trustee will vote all shares for which no instructions are received in the same proportion as shares for which it has received instructions. JPMorgan Chase Bank will vote the shares represented by this Voting Instruction Form if proper instructions are completed, signed and received by Mellon Investor Services before 11:00 p.m. EDT on April 23, 2003.

Comments/Address Change: Please mark box on reverse side

PLEASE COMPLETE AND SIGN THIS PROXY ON THE REVERSE SIDE, WHERE IT IS CONTINUED,

THEN RETURN IT IN THE ENCLOSED ENVELOPE.

é    FOLD AND DETACH HERE    é

OLIN CORPORATION

501 Merritt 7, Norwalk, Connecticut 06856

Dear Shareholder:

You are invited to attend our 2003 Annual Meeting of Shareholders at 8:30 a.m. Eastern Daylight Time on Thursday, April 24th at the Conference Center at 201 Merritt 7, Norwalk, CT 06880.

This is your admission card. If you plan to attend, please mark the box on your proxy. Be sure to bring the card with you to the Meeting.

Sincerely,

George H. Pain

Secretary